Registration No. 33-15974
                                                                   811-5242
============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]
                   Pre-Effective Amendment No.  _______                  [ ]
                   Post-Effective Amendment No. ___20___                 [X]
                                   and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]
                              Amendment No. ___21___                     [X]

                       LBVIP VARIABLE ANNUITY ACCOUNT I
                          (Exact Name of Registrant)

           LUTHERAN BROTHERHOOD VARIABLE INSURANCE PRODUCTS COMPANY
                           (Name of Depositor)

            625 Fourth Avenue South, Minneapolis, Minnesota     55415
      (Address of Depositor's Principal Executive Offices)     (Zip Code)

      Depositor's Telephone Number, including Area Code:  (612) 340-7215

It is proposed that this filing will become effective (check appropriate box)

  [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
  [X]  on May 1, 1998 pursuant to paragraph (b) of Rule 485
  [ ]  60 days after filing pursuant to paragraph (a)(i) of Rule 485
  [ ]  on ____________ pursuant to paragraph (a)(i) of Rule 485
  [ ]  75 days after filing pursuant to paragraph (a)(ii) of Rule 485
  [ ]  on (date) pursuant to paragraph (a)(iii) of Rule 485.

If appropriate, check the following box:

  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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
                       LBVIP VARIABLE ANNUITY ACCOUNT I

                             CROSS REFERENCE SHEET


Pursuant to Rule 495 under the Securities Act of 1933 indicating the location in the Prospectus of the information called for by the Items of Parts A and B of Form N-4.

                                   Part A

Item Number and Caption                  Location
-----------------------                  --------

1.  Cover Page                           Cover Page

2.  Definitions                          Definitions

3.  Synopsis or Highlights               Summary

4.  Condensed Financial Information      Condensed Financial Information

5. General Description of Registrant,
   Depositor, and Portfolio Companies    LBVIP, Lutheran Brotherhood, the
                                         Variable Account and the Fund;
                                         Voting Rights; Sales and Other
                                         Agreements

6.  Deductions                           Charges and Deductions; Sales and
                                         Other Agreements

7.  General Description of
    Variable Annuity Contracts           LBVIP, Lutheran Brotherhood, the
                                         Variable Account and the Fund --
                                         Addition, Deletion or Substitution
                                         of Investments; The Contracts --
                                         Allocation of Premiums; --
                                         Surrenders (Redemptions); --
                                         Transfers; -- Contract Owner,
                                         Beneficiaries and Annuitants;
                                         Annuity Provisions --
                                         Frequency and Amount of Annuity
                                         Payments; General Provisions --
                                         Postponement of Payments

8.  Annuity Period                       Annuity Provisions

9.  Death Benefit                        The Contracts -- Death Benefit
                                         Before the Maturity Date; -- Death
                                         Benefit After the Maturity Date

10. Purchases and Contract Value         The Contracts -- Issuance of a
                                         Contract; -- Allocation of
                                         Premiums; -- Accumulated Value;
                                         Accumulation Units and Accumulation
                                         Unit Value; Sales and Other
                                         Agreements

11. Redemptions                          The Contracts -- Free Look Period;
                                         -- Surrender (Redemptions); General
                                         Provisions -- Postponement of
                                         Payments

12. Taxes                                Charges and Deductions -- Premium
                                         Taxes; Other Taxes; Federal Tax
                                         Status

13. Legal Proceedings                    Legal Proceedings

14. Table of Contents of the Statement
    of Additional Information            Statement of Additional Information
                                         Table of Contents

                                    Part B

15. Cover Page                           Cover Page

16.  Table of Contents                   Table of Contents

17. General Information and History      Introduction

18. Services                             Administration of the Contracts;
                                         Custody of Assets; Independent
                                         Public Accountants and Financial
                                         Statements

19. Purchase of Securities Being
    Offered                              Distribution of the Contracts

20. Underwriters                         Distribution of the Contracts

21. Calculation of Yield Quotations of
    Money Market Sub-Accounts            Calculation of Performance

22. Annuity Payments                     See "Annuity Provisions" in Part A

23. Financial Statements                 Independent Public Accountants and
                                         Financial Statements

                                   Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

                             PROSPECTUS
                  ------------------------------------

                      INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE ANNUITY CONTRACT
                               Issued By
                          LUTHERAN BROTHERHOOD
                   VARIABLE INSURANCE PRODUCTS COMPANY

  625 Fourth Avenue South * Minneapolis, Minnesota 55415 * (612) 340-7210
                  ------------------------------------

This Prospectus describes an individual flexible premium variable annuity contract (the "Contract") being offered by Lutheran Brotherhood Variable Insurance Products Company ("LBVIP"), a stock life insurance company that is an indirect subsidiary of Lutheran Brotherhood. LBVIP is offering the Contract only in situations in which the Annuitant is eligible for membership in Lutheran Brotherhood, unless otherwise required by state law. The Contract may be sold to or in connection with retirement plans which may or may not qualify for special Federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.


The Contract Owner may elect to have premiums accumulate on a variable basis and/or on a fixed basis. Premiums may be allocated, as designated by the Contract Owner, to one or more Subaccounts of LBVIP Variable Annuity Account I (the "Variable Account"), a separate account of LBVIP, and/or to the Fixed Account (which is the general account of LBVIP, and which pays interest at a guaranteed fixed rate). The assets of each Subaccount will be invested solely in a corresponding Portfolio of LB Series Fund, Inc. (the "Fund"), which is a diversified, open-end management investment company (commonly known as a "mutual fund"). The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the seven Portfolios of the Fund -- the Growth Portfolio, the High Yield Portfolio, the Income Portfolio, the Opportunity Growth Portfolio, the Mid Cap Growth Portfolio, the World Growth Portfolio, and the Money Market Portfolio. Additional Subaccounts (together with the related additional Portfolios of the Fund) may be added in the future. The Accumulated Value of the Contract in the Subaccounts and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolio whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by LBVIP.

This Prospectus describes only the elements of the Contract pertaining to the Variable Account except where reference to the Fixed Account of the Contract is specifically made.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
        SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
        COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
             THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
          REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                  ----------------------------------

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. It is valid only when accompanied or preceded by the current Prospectus of LB Series Fund, Inc.

                 ----------------------------------




           The date of this Prospectus is May 1, 1998.


[Continued from cover page]

On the date LBVIP approves the Contract Owner's application, the initial premium (after deduction of any required premium taxes) and any interest accumulations accrued during the underwriting period will be allocated among the Subaccount(s) and the Fixed Account according to the Contract Owner's instructions. See "THE CONTRACTS--Allocation of Premiums." Subsequent premiums will be allocated among the Subaccounts and the Fixed Account in the same proportion as the initial premium, at the end of the Valuation Period in which the subsequent premium is received by LBVIP.


Additional information about the Contract, LBVIP and the Variable Account, contained in a Statement of Additional Information dated May 1, 1998, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to Lutheran Brotherhood Variable Insurance Products Company, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. The Statement of Additional Information relating to the Contract having the same date as this Prospectus is incorporated by reference in this Prospectus. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information material incorporated by reference herein and other information regarding the Contract. The Table of Contents for the Statement of Additional Information may be found on page 35 of this Prospectus. Information about the Fixed Account may be found in the Appendix to this Prospectus.

                            TABLE OF CONTENTS
                                                                       Page
DEFINITIONS                                                               4
SUMMARY FEE TABLE                                                         6
SUMMARY                                                                   8
LBVIP, LUTHERAN BROTHERHOOD, THE VARIABLE ACCOUNT AND
THE FUND                                                                 13
  LBVIP and Lutheran Brotherhood                                         13
  The Variable Account                                                   13
  LB Series Fund, Inc.                                                   13
  Addition, Deletion or Substitution of Investments                      16
THE CONTRACTS                                                            16
  Issuance of a Contract                                                 16
  Free Look Period                                                       16
  Allocation of Premium                                                  17
  Accumulated Value; Accumulation Units and Accumulation Unit Value      18
  Death Benefit Before the Maturity Date                                 19
  Death Benefit After the Maturity Date                                  20
  Surrender (Redemption)                                                 20
  Transfers                                                              20
  Telephone Transfers                                                    21
  Special Transfer Service -- Dollar Cost Averaging                      21
  Assignments                                                            21
  Contract Owner, Beneficiaries and Annuitants                           22
CHARGES AND DEDUCTIONS                                                   22
  Surrender Charge (Contingent Deferred Sales Charge)                    22
  Administrative Charge                                                  23
  Mortality and Expense Risk Charge                                      24
  Investment Advisory Fee of the Fund                                    24
  Premium Taxes                                                          24
  Other Taxes                                                            25
  Sufficiency of Charges                                                 25
ANNUITY PROVISIONS                                                       25
  Maturity Date                                                          25
  Settlement Options                                                     25
  Frequency and Amount of Annuity Payments                               26
  Subaccount Annuity Unit Value                                          27
  Assumed Investment Rate                                                27
GENERAL PROVISIONS                                                       27
  Postponement of Payments                                               27
  Date of Receipt                                                        27
  Reports to Contract Owners                                             28
  Contract Inquiries                                                     28
FEDERAL TAX STATUS                                                       28
  Introduction                                                           28
  LBVIP's Tax Status                                                     28
  Taxation of Annuities in General                                       28
  Qualified Plans                                                        29
  1035 Exchanges                                                         31
  Diversification Requirements                                           31
  Withholding                                                            32
  Other Considerations                                                   32
EMPLOYMENT-RELATED BENEFIT PLANS                                         32
VOTING RIGHTS                                                            32
SALES AND OTHER AGREEMENTS                                               33
YEAR 2000                                                                34
LEGAL PROCEEDINGS                                                        34
LEGAL MATTERS                                                            34
FINANCIAL STATEMENTS AND EXPERTS                                         34
FURTHER INFORMATION                                                      34
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                    35
ORDER FORM                                                               35
APPENDIX A -- MORE INFORMATION ABOUT THE GENERAL ACCOUNT                 36
APPENDIX B -- ILLUSTRATION OF MONTHLY VARIABLE ANNUITY
              SETTLEMENT OPTION                                          37



                                DEFINITIONS

Accumulated Value. The total amount of value held under a Contract at any time prior to and including the Maturity Date. A Contract's Accumulated Value will reflect the investment experience of the chosen Subaccounts of the Variable Account, any amount of value in the Fixed Account, any premiums paid, any surrenders, and any charges assessed in connection with the Contract.

Accumulation Unit. A unit of measure by which the value of the Contract's interest in each Subaccount is determined.

Accumulation Unit Value. The value of each Accumulation Unit representing the Contract's interest in each Subaccount.

Annuitant. The person named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.

Annuity Unit. A unit of measure which is used in the calculation of the second and each subsequent variable annuity payment.

Annuity Unit Value. The value of each Annuity Unit.

Beneficiary. The person named by the Contract Owner to receive the Contract's death benefit.

Contract. The individual flexible premium variable annuity contract offered by LBVIP and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue.

Contract Owner. The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.

Date of Issue. The date on which the application and the first premium are received by LBVIP at its Home Office.

Fixed Account. The Fixed Account is the general account of LBVIP, which consists of all assets of LBVIP other than those allocated to a separate account of LBVIP. Premium payments allocated to the Fixed Account will be paid a fixed rate of interest (which may not be less than 4.0%) declared by LBVIP at least annually. Amounts accumulated in the Fixed Account are guaranteed by LBVIP. (See Appendix A.)

Fund. LB Series Fund, Inc., which is described in the accompanying
Prospectus.

Home Office. LBVIP's office at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or such other office as LBVIP shall specify in a notice to the Contract Owner.

LBSC. Lutheran Brotherhood Securities Corp., which is an indirect subsidiary of Lutheran Brotherhood and which acts as the principal underwriter of the Contracts.

LBVIP. Lutheran Brotherhood Variable Insurance Products Company, which is an indirect subsidiary of Lutheran Brotherhood and which is the issuer of the Contracts.

LBVIP Representative. A person who is licensed by state insurance officials to sell the Contracts and who is also a registered representative of LBSC.

Lutheran Brotherhood ("LB"). A fraternal benefit society organized under the laws of the State of Minnesota and owned by and operated for its members, and which acts as the investment adviser to the Fund.

Maturity Date. The date on which the annuity payments are to start as selected by the Contract Owner, which date must be a Contract Anniversary at least three years after the Date of Issue.

Minimum Death Benefit Date. For purposes of calculating the amount of the death benefit before the Maturity Date, the first such date is the Date of Issue of the Contract. Thereafter, such date occurs every six years on the Contract Anniversary.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.


Qualified Plan. A retirement plan qualified under Section 401, 403 408 or 408A or similar provisions of the Internal Revenue Code.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund. Currently, there are seven Subaccounts: the Growth Subaccount (which invests exclusively in the Growth Portfolio); the High Yield Subaccount (which invests exclusively in the High Yield Portfolio); the Income Subaccount (which invests exclusively in the Income Portfolio); the Opportunity Growth Subaccount (which invests exclusively in the Opportunity Growth Portfolio); the Mid Cap Growth Subaccount (which invests exclusively in the Mid Cap Growth Portfolio); the World Growth Subaccount (which invests exclusively in the World Growth Portfolio); and the Money Market Subaccount (which invests exclusively in the Money Market Portfolio).


Valuation Date. Each day the New York Stock Exchange is open for trading and any other day on which there is sufficient trading in the securities of a Portfolio of the Fund such that the current net asset value of its shares might be materially affected.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. LBVIP Variable Annuity Account I, which is a separate account of LBVIP. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request or notice signed by the Contract Owner and received by LBVIP at its Home Office.


                           SUMMARY FEE TABLE


The Contract Owner may allocate premiums and transfer Accumulated Value to any one of seven Subaccounts -- Growth, High Yield, Income , Opportunity Growth, Mid Cap Growth, World Growth and Money Market -- or to the Fixed Account or to any combination of the Subaccounts and the Fixed Account. The following table shows the various fees and expenses associated with the Contract.
Contract Owner Transaction Expenses


  Sales Load Imposed on Purchase (as a percentage of purchase
    payments)                                                          0%
  Maximum Deferred Sales Load (as a percentage of Excess
    Amount surrendered)                                                6%(1)
  Exchange Fee                                                         0%

Annual Contract Fee                                                $30.00(2)

Annual Expenses For Growth, High Yield, Income, Money Market,
Mid Cap Growth and Opportunity Growth Subaccounts
  (as a percentage of average daily Accumulated Value or Annuity
  Unit Value) Mortality and Expense Risk Fees                       1.10%(3)
  Total Subaccount Annual Expenses                                  1.10%


Annual Expenses For Growth, High Yield, Income, Money Market,
Mid Cap Growth and Opportunity Growth Portfolios
  (as a percentage of Portfolio average daily net assets)
  Management Fees (Investment Advisory Fees)                        0.40%(4)
  Other Expenses After Expense Reimbursement                        0%(5)
  Total Portfolio Annual Expenses                                   0.40%

EXAMPLE (6)


                                       1 year   3 years   5 years   10 years
                                       ------   -------   -------   --------
If you surrender or annuitize your
  Contract at the end of the
  applicable time period:
You would pay the following expenses
  on a $1,000 investment, assuming
  5% annual return on assets             $71       $88      $104      $180

If you do not surrender or annuitize
  your Contract:
You would pay the following expenses
  on a $1,000 investment, assuming
  5% annual return on assets             $15       $48      $ 82      $180



Annual Expenses For World Growth Subaccount
(as a percentage of average daily Accumulated Value or Annuity Unit Value)
   Mortality and Expense Risk Fees                                  1.10%(3)
   Total Subaccount Annual Expenses                                 1.10%

Annual Expenses For World Growth Portfolio
(as a percentage of Portfolio average daily net assets)
   Management Fees (Investment Advisory Fees)                       0.85%(4)
   Other Expenses After Expense Reimbursement                       0%(5)
   Total Portfolio Annual Expenses                                  0.85%

EXAMPLE (6)

                                          1 year  3 years  5 years  10 years
                                          ------  -------  -------  --------
If you surrender or annuitize your
   Contract at the end of the
   applicable time period:
You would pay the following expenses
   on a $1,000 investment, assuming 5%
   annual return on assets                 $76       $101      $127     $229

If you do not surrender or annuitize
   your Contract:
You would pay the following expenses
   on a $1,000 investment, assuming
   5% annual return on assets              $20       $ 62      $106     $229
_________________



(1) See "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)". A surrender charge is deducted only if a full or partial surrender occurs during the first six Contract Years; no surrender charge is deducted for surrenders occurring in Contract Years seven and later. The surrender charge will also be deducted at the time annuity payments begin, except under certain circumstances. Up to 10% of the Accumulated Value existing at the time the first surrender in a Contract Year is made may be surrendered without charge; only the Excess Amount will be subject to a surrender charge. The maximum charge is 6% of the Excess Amount and is in effect for the first Contract Year. Thereafter, the surrender charge decreases by 1% each subsequent Contract Year.

(2) See "CHARGES AND DEDUCTIONS--Administrative Charge". A $30 annual administrative charge is deducted on each Contract Anniversary only if, on that Contract Anniversary, the total of premiums paid under the Contract minus all prior surrenders is less than $5,000 and the Accumulated Value is less than $5,000. The $30 fee is a Contract charge and is deducted proportionately from the Subaccounts and the Fixed Account that make up the Contract's Accumulated Value.

(3) See "CHARGES AND DEDUCTIONS--Mortality and Expense Risk Charge".

(4) See "CHARGES AND DEDUCTIONS--Investment Advisory Fee of the Fund".


(5) The amount shown for Fund Annual Expenses does not reflect a deduction for operating expenses of the Fund, other than the investment advisory fee, because LBVIP and its affiliate, LB, have agreed to reimburse the Fund for these operating expenses. For the fiscal year of the Fund ending December 31, 1997, the Fund was reimbursed approximately $2,631,150 for such operating expenses. See "LBVIP, LUTHERAN BROTHERHOOD, THE VARIABLE ACCOUNT AND THE FUND--LB Series Fund, Inc.".

(6) In this example, the $30 annual administrative charge is approximated as a .01% charge based on LBVIP's average contract size.


The purpose of the table is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Variable Account as well as the Fund. Cross-references to the relevant sections of the Prospectus for more complete descriptions of the various costs and expenses have been provided. Premium taxes may be applicable depending on various states' laws.

THE EXAMPLE SHOWING EXPENSES FOR SURRENDERS AT 1, 3, 5 AND 10-YEAR PERIODS SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                  SUMMARY

The Contracts

Issuance of a Contract. The Contracts are individual flexible premium variable annuity contracts issued by LBVIP. In order to purchase a Contract, application must be made to LBVIP through a licensed LBVIP Representative, who is also a registered representative of LBSC. The Contracts are offered only in situations in which the Annuitant is eligible for membership in Lutheran Brotherhood, unless otherwise required by state law. The Contracts may be sold to or in connection with retirement plans which may or may not qualify for special Federal tax treatment under the Internal Revenue Code. Annuity payments under the Contracts are deferred until a selected later date.

The minimum amount LBVIP will accept as an initial premium is $600 on an annualized basis. LBVIP may, however, in its sole discretion, waive such minimum initial premium requirements. Subsequent premiums may be paid under the Contracts, but LBVIP may choose not to accept any subsequent premium if it is less than $50.

Free Look Period. The Contract Owner has the right to return the Contract within 10 days after such Contract Owner receives the Contract. See "THE CONTRACTS--Free Look Period".

Allocation of Premiums. Premiums under the Contract may be allocated to one or more Subaccounts of the Variable Account and to the Fixed Account as designated by the Contract Owner. The assets of each Subaccount will be invested solely in a corresponding Portfolio of the Fund--the Growth Portfolio, the High Yield Portfolio, the Income Portfolio, the Opportunity Growth Portfolio, Mid Cap Growth Portfolio, the World Growth Portfolio, or the Money Market Portfolio. See "LBVIP, LUTHERAN BROTHERHOOD, THE VARIABLE ACCOUNT AND THE FUND" and "THE CONTRACTS--Allocation of Premiums". The Accumulated Value of the Contract in the Subaccounts and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by LBVIP. (See Appendix A.) See "THE CONTRACTS-- Accumulated Value; Accumulation Units and Accumulation Unit Value".

On the date LBVIP approves the Contract Owner's application, LBVIP will transfer from the general account the initial premium (after deduction of any required premium taxes) and any interest accrued during the underwriting period among the Subaccount(s) and/or Fixed Account according to the Contract Owner's instructions. See "THE CONTRACTS--Allocation of Premiums." Subsequent premiums will be allocated among the Subaccounts and the Fixed Account in the same proportion as the initial premium, at the end of the Valuation Period in which the subsequent premium is received by LBVIP. See "THE CONTRACTS--Allocation of Premiums".

Surrenders. If a Written Notice from the Contract Owner requesting a surrender is received on or before the Maturity Date, all or part of the Accumulated Value of a Contract will be paid to the Contract Owner after deducting any applicable surrender charge. Partial surrenders must be for at least $500, and may be requested only if the remaining Accumulated Value is not less than $1,000. Under certain circumstances the Contract Owner may make surrenders after the Maturity Date. See "THE CONTRACTS--Surrender (Redemption)".


Transfers. On or before the Maturity Date the Contract Owner may request the transfer of all or a part of a Contract's Accumulated Value to other Subaccounts or to the Fixed Account. The total amount transferred each time must be at least $500 (unless the total value in the Subaccount or the Fixed Account is less than $500, in which case the entire amount may be transferred). LBVIP reserves the right to limit the number of transfers in any Contract Year, provided that at least two such transfers each Contract Year will always be allowed. With respect to the Fixed Account, transfers out of the Fixed Account are limited to only one each Contract Year and must be made on or within 45 days after a Contract Anniversary. After the Maturity Date, the Contract Owner may, by Written Notice and only once each Contract Year, change the percentage allocation of variable annuity payments among the available Subaccounts. See "THE CONTRACTS--Transfers".


Charges and Deductions

The following charges and deductions are made in connection with the
Contracts:

Surrender Charge (Contingent Deferred Sales Charge). No charge for sales expense is deducted from premiums at the time premiums are paid. However, if a Contract is surrendered in whole or in part before it has been in force for six full Contract Years, a surrender charge is deducted from the amount surrendered; provided that in each Contract Year, a Contract Owner may surrender without a surrender charge up to 10% of a Contract's Accumulated Value existing at the time the first surrender is made in that Contract Year. The maximum charge is 6% of the Excess Amount and is in effect for the first Contract Year. Thereafter, the surrender charge decreases by 1% each subsequent Contract Year. In no event will the total surrender charge on any one Contract exceed 6 1/2% of total gross premiums paid under the Contract. The surrender charge will also be deducted at the time annuity payments begin except as set forth under the heading "CHARGES AND DEDUCTIONS-- Surrender Charge (Contingent Deferred Sales Charge)".

Administrative Charge. On each Contract Anniversary prior to and including the Maturity Date, LBVIP deducts an annual administrative charge of $30 from the Accumulated Value of each Contract. (This charge will be lower to the extent legally required in some states.) No such charge is deducted if on that Contract Anniversary the total amount of premiums paid under the Contract, less the amount of all prior partial surrenders (which includes the amount of related surrender charges), is equal to or greater than $5,000, or the Accumulation Value is greater than $5,000.

Mortality and Expense Risk Charge. LBVIP deducts a daily mortality and expense risk charge to compensate LBVIP for assuming certain mortality and expense risks. The charge is deducted from the net assets of the Variable Account. The charge is currently in an amount equal to an annual rate of 1.10% (approximately 0.80% for mortality risk and approximately 0.30% for expense risk) of the average daily net assets of each Subaccount in the Variable Account. This charge is guaranteed not to increase above an annual rate of 1.25%.

Investment Advisory Fee of the Fund. Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fee incurred by the Fund. LB is paid a daily fee by the Fund for its investment management services equal to an annual rate of 0.40% of the aggregate average daily net assets of the Money Market, Income, High Yield, Growth, Mid Cap Growth, and Opportunity Growth Portfolios. LB also receives a daily investment advisory fee from the Fund equal to .85% of the aggregate average daily net assets of the World Growth Portfolio.

Premium Taxes. If state or other premium taxes are applicable to a Contract, they will be deducted, depending on when such taxes are paid to the taxing authority, either (a) from premiums as they are received, or (b) from the Accumulated Value upon (i) a partial or total surrender of the Contract or
(ii) application of the Accumulated Value to a settlement option at the Maturity Date.

For a more detailed description of these charges and deductions, see "CHARGES AND DEDUCTIONS".

Annuity Provisions

The Contract Owner may select an annuity settlement option or options, and may select whether payments are to be made on a fixed or variable (or a combination of fixed and variable) basis. The Contract Owner may also elect to receive a single sum by surrendering the Contract on the Maturity Date and paying any applicable surrender charge. See "ANNUITY PROVISIONS".

Federal Tax Status

For a description of the Federal income tax status of annuities, see "FEDERAL TAX STATUS -- Taxation of Annuities in General". Generally, a distribution from a Contract before the taxpayer attains age 59 1/2 will result in a penalty tax of 10% of the amount of the distribution which is includable in gross income.

Condensed Financial Information

The following condensed financial information is derived from the financial statements of the Variable Account. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Statement of Additional Information.

Selected data for Accumulation Units outstanding throughout the period ending December 31:



                                        Opportunity Growth Subaccount
                                        -----------------------------
                                            1996             1997
                                            ----             ----
Accumulation Unit Value:
Beginning of period                        $10.00**         $11.79
End of period                               11.79            11.77
Number of Accumulation Units
  outstanding at end of period              10,907,991       15,467,334


                                      World Growth Subaccount
                                      -----------------------
                                          1996               1997
                                          ----               ----
Accumulation Unit Value:
Beginning of period                      $10.00**           $10.93
End of period                             10.93              11.11
Number of Accumulation Units
  outstanding at end of period            8,406,625          12,001,805




                                                             Growth Subaccount
                                                           ----------------------
                               1997           1996           1995          1994          1993
                              ------         ------         ------        ------        ------
Accumulation Unit Value:
Beginning of period           $29.52        $24.38        $17.95        $19.04        $17.49
End of period                  38.02         29.52         24.38         17.95         19.04
Number of Accumulation
Units outstanding at
end of period                 40,950,649    39,275,957    37,698,847    34,921,280    26,757,458

                                                             Growth Subaccount
                                                           ----------------------
                               1992           1991           1990          1989          1988
                               ------        ------         ------        ------        ------
Accumulation Unit Value:
Beginning of period           $16.34        $11.70        $12.070       $ 9.671       $10.000*
End of period                  17.49         16.34         11.70         12.070         9.671
Number of Accumulation
Units outstanding at
end of period                 12,462,929    5,373,171     2,596,180     1,125,739     165,584


                                                              High Yield Subaccount
                                                           --------------------------
                               1997           1996           1995          1994          1993
                              ------         ------         ------        ------        ------
Accumulation Unit Value:
Beginning of period           $24.35        $22.06        $18.64        $19.71        $16.21
End of period                  27.50         24.35         22.06         18.64         19.71
Number of Accumulation
Units outstanding at
end of period                 31,175,954     29,861,418    28,924,180    28,230,326    21,866,400

                                                              High Yield Subaccount
                                                           --------------------------
                               1992           1991           1990          1989          1988
                              ------         ------         ------        ------        ------
Accumulation Unit Value:
Beginning of period           $13.66        $10.21        $10.709       $10.503       $10.000*
End of period                  16.21         13.66         10.21         10.709        10.503
Number of Accumulation
Units outstanding at
end of period                 9,227,427     3,720,209     2,148,885     1,490,329     248,206


                                                                 Income Subaccount
                                                              ----------------------
                               1997           1996           1995          1994          1993
                              ------         ------         ------        ------        ------
Accumulation Unit Value:
Beginning of period           $19.39        $18.98        $16.07        $17.05        $15.43
End of period                  20.86         19.39         18.98         16.07         17.05
Number of Accumulation
Units outstanding at
end of period                 31,175,954    31,200,437    33,922,942    34,668,366    32,678,803

                                                                 Income Subaccount
                                                              ----------------------
                               1992           1991           1990          1989          1988
                              ------         ------         ------        ------        ------
Accumulation Unit Value:
Beginning of period           $14.29        $12.06        $11.402       $10.275       $10.000*
End of period                  15.43         14.29         12.06         11.402        10.275
Number of Accumulation
Units outstanding at
end of period                 16,151,473    6,753,120     3,405,565     1,573,113     208,911


                                                             Money Market Subaccount
                                                        --------------------------------
                               1997           1996           1995          1994          1993
                              ------         ------         ------        ------        ------
Accumulation Unit Value:
Beginning of period           $1.48         $1.43         $1.36         $1.33         $1.30
End of period                  1.55          1.48          1.43          1.36          1.33
Number of Accumulation
Units outstanding at
end of period                 41,033,991    37,465,708    28,959,961    23,631,217    17,939,270

                                                             Money Market Subaccount
                                                        --------------------------------
                               1992           1991           1990          1989          1988
                              ------         ------         ------        ------        ------
Accumulation Unit Value:
Beginning of period           $1.27         $1.21         $1.137        $1.054        $1.000*
End of period                  1.30          1.27          1.21          1.137         1.054
Number of Accumulation
Units outstanding at
end of period                 19,709,050    15,364,799    13,983,957    6,831.477     1,708,264
----------------------------




*Commencing January 4, 1988, the date the Registration Statement for the
Variable Account was declared effective.

**Commencing January 18, 1996.


Commencing January 30, 1998, the Mid Cap Growth Subaccount was made available for investment.


The financial statements of LBVIP are also contained in the Statement of Additional Information.

Calculation of Performance


From time to time the Variable Account advertises the Money Market
Subaccount's "yield" and "effective yield". Both yield figures are based on historical earnings and are not intended to indicate future performance. The
"yield" of the Subaccount refers to the income generated by an investment in the Subaccount over a seven-day period (which period will be stated in the advertisement). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The annualized current yield and effective yield for the seven-day base period ended December 31, 1997, was 4.51% and 4.61%, respectively. For more information, see the Statement of Additional Information.

Also, the Variable Account may advertise for the Subaccounts other than the Money Market Subaccount a yield quotation based on a 30-day (or one month) period computed by dividing the net investment income per Accumulation Unit earned during the period (the net investment income earned by the Fund portfolio attributable to shares owned by the Subaccount less expenses incurred during the period) by the maximum offering price per Accumulation
Unit on the last day of the period. The current yield for the 30-day based period ended December 31, 1997 for the High Yield Subaccount was 8.08%. The current yield for the same 30-day base period for the Income Subaccount was 5.38%. For more information, see the Statement of Additional Information.


From time to time, LBVIP may advertise the average annual total return quotations for the Subaccounts for the 1, 5 and 10-year periods computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods that would equate the initial amount invested to the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods. If the assumed investment was made less than 10 years from the date of the quotation, the total return from the date of such investment will be given.

The average annual total returns for the 1, 3 and 5-year periods through December 31, 1997 and for the period from commencement of operations through December 31, 1997 for the Subaccounts are as follows:


                                                               Commencement
                                  1 Year    3 Year   5 Year   of Operations
                                   -----    ------   ------   --------------
Opportunity Growth
   Subaccount (1/18/96)            -5.57%      --        --       6.18%*
World Growth Subaccount (1/18/96)  -3.81%*     --        --       3.08%*
Growth Subaccount (3/8/88)         21.83%*   26.86%*   16.38%*   14.56%*
High Yield Subaccount (3/8/88)      6.77%*   12.44%*   10.74%*   10.84%*
Income Subaccount (3/8/88)          1.76%*    7.75%*    5.82%*    7.77%*
Money Market Subaccount (2/18/88)  -1.35%*    3.03%*    3.12%*    4.52%*

*Does not include the annual administrative charge of $30 deducted from any Contract for which the total of premiums paid under such Contract minus all prior surrenders is less than $5,000 and the Accumulated Value is less than $5,000. Inclusion of the administrative charge would reduce the total return figures shown above. Assumes applicable sales charge upon surrender.
Premium taxes may apply depending on various states' laws.

Performance information is not available for the Mid Cap Growth Subaccount since it is new.


Average annual total return quotations assume a steady rate of growth.
Actual performance fluctuates and will vary from the quoted results for periods of time with the quoted periods. For more information, see the Statement of Additional Information.

The Variable Account's performance reported from time to time in advertisements and sales literature may be compared with that of other insurance company separate accounts or mutual funds included in the generally accepted indices, analyses or rankings prepared by Lipper
Analytical Service, Inc., Standard & Poor's Corporation, Morningstar, Inc.,
VARDS, Dow Jones or similar independent rating or statistical investment services that monitor the performance of insurance company separate accounts or mutual funds. Performance of the Variable Account may be quoted or compared to rankings, yields or returns as published or prepared by independent rating or statistical services or publishers or publications such as THE BANK RATE MONITOR NATIONAL INDEX, BARRON'S, BUSINESS WEEK,
DONOGHUE'S MONEY MARKET FUND REPORT, FINANCIAL SERVICES WEEK, FINANCIAL
TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, INSTITUTIONAL
INVESTOR, INVESTOR'S DAILY, KIPLINGER'S PERSONAL FINANCE, LIPPER ANALYTICAL
SERVICES, MONEY, MUTUAL FUND FORECASTER, NEWSWEEK, THE NEW YORK TIMES,
PERSONAL INVESTOR, STANGER REPORT, SYLVIA PORTER'S PERSONAL FINANCE, USA
TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL and WIESENBERGER
INVESTMENT COMPANIES SERVICE.

                LBVIP, LUTHERAN BROTHERHOOD, THE VARIABLE ACCOUNT
                                AND THE FUND

LBVIP and Lutheran Brotherhood

The Contracts are issued by LBVIP. LBVIP, organized in 1982, is a stock life insurance company incorporated under the laws of the State of Minnesota.
LBVIP is currently licensed to transact life insurance business in 42 states and the District of Columbia.


LBVIP is an indirect subsidiary of Lutheran Brotherhood, a fraternal benefit society owned by and operated for its members. Lutheran Brotherhood was founded in 1917 under the laws of the State of Minnesota, and at the end of 1997 had total assets of approximately $13.2 billion.

Lutheran Brotherhood has invested approximately $115.8 million in LBVIP, to help LBVIP meet capitalization requirements of various states, and may invest additional amounts in LBVIP in the future (though it is not currently legally obligated to do so). The assets of Lutheran Brotherhood do not support the benefits payable under the Contracts described in this Prospectus.


LBVIP is subject to regulation by the Insurance Division of the State of Minnesota as well as by the insurance departments of all the other states and jurisdictions in which it does business. LBVIP submits annual reports on its operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. LBVIP is also subject to certain
Federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account of LBVIP, established by the Board of Directors of LBVIP in 1987 pursuant to the laws of the State of Minnesota. The Variable Account meets the definition of a "separate account" under the federal securities laws. LBVIP has caused the Variable Account to be registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940
Act"). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

The assets of the Variable Account are owned by LBVIP, and LBVIP is not a trustee with respect to such assets. However, the Minnesota laws under which the Variable Account was established provide that the Variable Account shall not be chargeable with liabilities arising out of any other business LBVIP may conduct. LBVIP may transfer to its general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of LBVIP's other income, gains or losses. LBVIP may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

LB Series Fund, Inc.


Each Contract Owner may allocate the premiums paid under the Contract to one or more of the seven Subaccounts of the Variable Account -- the Growth
Subaccount, the High Yield Subaccount, the Income Subaccount, the
Opportunity Growth Subaccount, the Mid Cap Growth Subaccount, the World
Growth Subaccount and the Money Market Subaccount. The assets of each such Subaccount will be invested in the corresponding Portfolio (the Growth
Portfolio, the Mid Cap Growth Portfolio, the High Yield Portfolio, the
Income Portfolio, the Opportunity Growth Portfolio, the World Growth
Portfolio or the Money Market Portfolio) of the Fund. The investment objectives of the Portfolios of the Fund (individually a "Portfolio" and collectively the "Portfolios") are:

Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.


High Yield Portfolio. To achieve a higher level of income through a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

Opportunity Growth Portfolio. To achieve long term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller capitalization common stocks.

Mid Cap Growth Portfolio. To achieve long term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.

World Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of established, non-U.S. companies.

Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

No assurance can be given that the Portfolios of the Fund will achieve their respective investment objectives.

Shares of the Fund purchased by each Subaccount of the Variable Account will be held by LBVIP as custodian for the Variable Account.

The Fund is designed to provide an investment vehicle for variable annuity and variable life insurance contracts. Shares of the Fund will be sold to other insurance company separate accounts of LBVIP and separate accounts of its indirect parent, Lutheran Brotherhood ("LB"), and the Fund may in the future create new portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for LBVIP and LB to invest simultaneously in the Fund, although LBVIP does not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The management of the Fund intends to monitor events in order to identify any material conflicts between such contract owners and to determine what action, if any, should be taken in response. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax law, (3) changes in the investment management of the Fund, or (4) differences in voting instructions between those given by the contract owners from the different separate accounts. In addition, if LBVIP believes the Fund's response to any of those events or conflicts insufficiently protects Contract Owners, it will take appropriate action on its own.

The Fund is registered with the SEC under the 1940 Act as a diversified, open-end management investment company (commonly called a "mutual fund").
This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund. Shares of the Fund may be sold to other separate accounts, and the Fund may in the future create new
Portfolios.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for LBVIP to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one
Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Fund receives investment advice with respect to each of its Portfolios from LB, which acts as investment adviser to the Fund. LB is a registered investment adviser under the Investment Advisers Act of 1940. Lutheran
Brotherhood Research Corp. ("LBRC"), an indirect subsidiary of Lutheran
Brotherhood, acted as investment adviser to the Fund until January 1994, when it was replaced by LB. LBRC provided investment advisory services to the Fund using personnel and services provided by LB. As investment adviser to the Fund, LB charges the Fund a daily investment advisory fee equal to an annual rate of .40% of the aggregate average daily net assets of the Money
Market, Income, High Yield, Growth, Mid Cap Growth, and Opportunity Growth
Portfolios. LB also charges the Fund an annual investment advisory fee equal to .85% of the aggregate average daily net assets of the World Growth
Portfolio.

The Fund has entered into an Investment Advisory Agreement with LB under which LB will, subject to the direction of the Board of Directors of the Fund, carry on the day-to-day management of the Fund, and provide advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions. LB also furnishes at its own expenses all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund. The Investment Advisory Agreement provides that the Fund will pay, or provide for the payment of, all of its own expenses, including, without limitation, the compensation of the directors who are not affiliated with LB or its affiliates, governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of the independent auditors, of legal counsel and of any transfer agent, registrar and dividend disbursing agent of the Fund, expenses of preparing, printing and mailing prospectuses, shareholders' reports, notices, proxy statements and reports to governmental officers and commissions, expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums, fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and keeping of books and calculating the net asset value of the shares of the Portfolios of the Fund, expenses of shareholders' meetings and expenses relating to the issuance, registration and qualification of shares of the Fund. LB and LBVIP have agreed with the Fund to pay, or to reimburse the Fund for the payment of, all of the foregoing expenses and all other expense associated with operating the Fund pursuant to a separate written agreement (the "Expense Reimbursement Agreement"). The
Expense Reimbursement Agreement could be terminated at any time by the mutual agreement of the Fund, LB and LBVIP, but the Fund and LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence. If the Expense Reimbursement
Agreement were terminated, the Fund would be required to pay those operating expenses, which would reduce the net investment return on the shares of the Fund held by the Subaccounts of the Variable Account.


LB has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price") as investment sub-adviser for the Opportunity Growth Portfolio. T. Rowe Price was founded in 1937 and has its principal offices in Baltimore, Maryland.
As of December 31, 1997, T. Rowe Price and its affiliates managed over $124 billion. Richard T. Whitney, Managing Director of T. Rowe Price, is primarily responsible for day-to-day management of the Opportunity Growth
Portfolio and developing and executing the Portfolio's investment program.

LB pays the Sub-adviser for the Opportunity Growth Portfolio an annual sub-advisory fee for the performance of sub-advisory services. The fee payable is equal to .30% of that Portfolio's average daily net assets.

LB has engaged Rowe Price-Fleming International, Inc., ("Price-Fleming") as investment sub-adviser for the World Growth Portfolio. Price-Fleming was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc.
and Robert Fleming Holdings Limited. Price-Fleming is one of the world's largest international mutual fund asset managers with approximately the U.S.
equivalent of $30 billion under management as of December 31, 1997 in its offices in Baltimore, London, Tokyo and Hong Kong. Price-Fleming has an investment advisory group that has day-to-day responsibility for managing the World Growth Portfolio and developing and executing the Portfolio's investment program.


LB pays the Sub-adviser for the World Growth Portfolio an annual sub-advisory fee for the performance of sub-advisory services. The fee payable is equal to a percentage of that Portfolio's average daily net assets. The percentage varies with the size of the Portfolio's net assets, decreasing as the Portfolio's assets increase. The formula for determining the sub-advisory fee is described fully in the prospectus for the Fund.

Each Contract Owner should periodically consider the allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investing in the Fund's various Portfolios. A full description of the Fund, its investment objectives, policies and restrictions, its expenses, the risks attendant to investing in the Fund's Portfolios and other aspects of its operation is contained in the accompanying Prospectus for the Fund, which should be carefully read together with this Prospectus.

Addition, Deletion or Substitution of Investments

LBVIP reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio of the Fund are no longer available for investment or if in LBVIP's judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, LBVIP may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. LBVIP will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

LBVIP also reserves the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required
SEC approval, LBVIP may, in its sole discretion, establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by LBVIP.

If any of these substitutions or changes are made, LBVIP may by appropriate endorsement change the Contract to reflect the substitution or change. If
LBVIP deems it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other LBVIP separate accounts.

                                THE CONTRACTS

Issuance of a Contract

In order to purchase a Contract, application must be made to LBVIP through a licensed LBVIP Representative, who is also a registered representative of LBSC. LBVIP is offering Contracts only in situations in which the Annuitant is eligible for membership in Lutheran Brotherhood, unless otherwise required by state law. Contracts may be sold to or in connection with retirement plans which may or may not be Qualified Plans. LBVIP reserves the right to reject an application for any reason permitted by law.

The minimum amount LBVIP will accept as an initial premium is $600 on an annualized basis. LBVIP may, however, in its sole discretion, waive such minimum initial premium requirements. Subsequent premiums may be paid under the Contracts, but LBVIP may choose not to accept any subsequent premium if it is less than $50.

Free Look Period

The Contract provides for an initial "free look" period. The Contract Owner has the right to return the Contract within 10 days after such Contract
Owner receives the Contract. When LBVIP receives the returned Contract at its Home Office, it will be cancelled and LBVIP will refund to the Contract
Owner an amount equal to the sum of (i) the Accumulated Value (as of the date the returned Contract is received by LBVIP at its Home Office or by the LBVIP Representative from whom the Contract was purchased) plus (ii) the amount of any charges made for premium taxes plus (iii) the amount attributable to the Contract for mortality and expense risk charges and taxes, if any, deducted from the Variable Account plus (iv) the advisory fees charged by the Fund against the net asset value in the Fund Portfolios attributable to the Contract's value in the corresponding Subaccounts of the Variable Account. If, however, applicable state law so requires, the full amount of any premium received by LBVIP will be refunded.

For Contracts issued in Pennsylvania, when LBVIP receives the returned
Contract at its Home Office, it will be canceled and LBVIP will refund to the Contract Owner an amount equal to the sum of (i) the difference between the premiums paid and the amount allocated to the Variable and Fixed
Accounts plus (ii) the Accumulated Value on the day the Contract is received by the LBVIP Representative from whom the Contract was purchased.

With respect to individual retirement annuities, under the Employee
Retirement Income Security Act of 1974 ("ERISA") a Contract Owner establishing an Individual Retirement Account must be furnished with a disclosure statement containing certain information about the Contract and applicable legal requirements. This statement must be furnished on or before the date the individual retirement annuity is established. If the Contract
Owner is furnished with such disclosure statement before the seventh day preceding the date the individual retirement annuity is established, the Contract Owner will not have any right of revocation under ERISA. If the disclosure statement is furnished after the seventh day preceding the establishment of the individual retirement annuity, then the Contract Owner may give a notice of revocation to LBVIP at any time within seven days after the Date of Issue. Upon such revocation, LBVIP will refund the premiums paid by the Contract Owner. The foregoing right of revocation with respect to an individual retirement annuity is in addition to the return privilege set forth in the preceding paragraph, i.e., LBVIP will allow a participant establishing an individual retirement annuity a "ten day free-look", notwithstanding the provisions of ERISA.

Allocation of Premium

Until the date LBVIP approves the Contract Owner's application, the initial premium will be deposited into LBVIP's general account. Interest will be credited on the initial premium held in LBVIP's general account at a rate of interest determined by LBVIP. On the date LBVIP approves the Contract
Owner's application, LBVIP will add this accumulation amount to the initial premium and allocate this amount (after deduction of any required premium taxes) among the Subaccount(s) and/or the Fixed Account according to the Contract Owner's instructions. If the Date of Issue and the date of acceptance by LBVIP are the same day, then the initial premium payment will be immediately allocated among the chosen Subaccount(s) and/or Fixed Account according to the Contract Owner's instructions.

This initial premium allocation procedure is designed as a way to give the Contract Owner interest on the initial premium from the Date of Issue to the date LBVIP approves the Contract Owner's application, with the interest payment being paid by LBVIP. Other Contract Owners' interests will not be adversely affected by this initial premium allocation procedure, because
LBVIP, and not the existing Contract Owners, will bear any expenses in effecting the procedure, including the expense of crediting the interest accumulations.

If the application is determined to be in good order, LBVIP will allocate the premium payment (after deduction of any required premium taxes) to the chosen subaccount and/or Fixed Account within two days of receipt of the completed application and premium payment. If the application is determined by LBVIP not to be in good order, LBVIP will attempt to complete the application within five business days. If the application is not complete at the end of this period, LBVIP will inform the applicant of the reason for the delay and that the initial premium will be returned immediately unless the applicant specifically consents to LBVIP keeping the initial premium until the application is complete.

The percentages of each premium that may be allocated to any Subaccount of the Variable Account or the Fixed Account must be in whole numbers and the sum of the allocation percentages must be 100%. LBVIP reserves the right to adjust allocation percentages to eliminate fractional percentages.
Subsequent premiums will be allocated among the Subaccounts and the Fixed
Account in the same proportion as the initial premium, at the end of the Valuation Period in which the subsequent premium is received by LBVIP. The allocation proportion for future premiums may, however, be changed without charge at any time by providing LBVIP with Written Notice or by telephone
(if the Contract Owner has completed the Telephone Transaction Authorization
Form). Premiums paid thereafter will be allocated in the manner provided in such changed instruction, unless another change is subsequently requested.

The values in the Subaccounts of the Variable Account will vary with the investment experience of the Subaccounts and the Contract Owner bears the entire investment risk. Contract Owners should periodically review their allocations of premiums in light of market conditions and the Contract
Owner's overall financial objectives.

Accumulated Value; Accumulation Units and Accumulation Unit Value

The Accumulated Value of the Contract is the total amount of value held under the Contract at any time prior to and including the Maturity Date. A
Contract's Accumulated Value will reflect the investment experience of the chosen Subaccounts of the Variable Account, any amount of value in the Fixed
Account, any premiums paid, any surrenders, and any charges assessed in connection with the Contract. There is no guaranteed minimum Accumulated
Value, and, because a Contract's Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Accumulated Value. The Accumulated Value of the Contract is determined on each Valuation Date. The Contract's Accumulated Value will be the aggregate of the values attributable to the Contract in each of the Subaccounts, determined for each Subaccount by multiplying the Subaccount's
Accumulation Unit Value on the relevant Valuation Date by the number of Subaccount Accumulation Units allocated to the Contract, plus any amounts in the Fixed Account.

Determination of Number of Accumulation Units. Any amounts allocated to the Subaccounts will be converted into Accumulation Units of the Subaccount. The number of Accumulation Units to be credited to the Contract is determined by dividing the dollar amount being allocated by the Accumulation Unit Value as of the end of the Valuation Period during which the amount was allocated.
The number of Subaccount Accumulation Units in any Subaccount will be increased by (i) any premiums allocated to the Subaccount during the current
Valuation Period, and (ii) any Accumulated Value transferred to the Subaccount from another Subaccount or from the Fixed Account during the current Valuation Period. The number of Subaccount Accumulation Units in any
Subaccount will be decreased by (i) any Accumulated Value transferred from the Subaccount to another Subaccount or to the Fixed Account during the current Valuation Period, (ii) the amount of any partial surrender
(including any related surrender charge and any charge for premium taxes) during the current Valuation Period, and (iii) any administrative charge taken from the Subaccount during the current Valuation Period.

The Accumulation Unit Value is determined before any Contract transactions on the Valuation Date that would affect the number of Subaccount
Accumulation Units (see the immediately preceding paragraph). If the Contract's Accumulated Value in the Variable Account is to be calculated for a day that is not a Valuation Date, the next following Valuation Date will be used.

Determination of Accumulation Unit Value. The Accumulation Unit Value for a
Subaccount is calculated on each Valuation Date by dividing (1) by (2), where

(1) is the net result of:

(a) the net asset value of the corresponding Portfolio of the Subaccount at the end of the current Valuation Period, plus

(b) the amount of any dividend or capital gain distribution declared by the Portfolio if the "ex-dividend" date occurs during the Valuation Period, plus or minus

(c) a charge or credit for any taxes reserved which LBVIP determines to be a result of the investment operation of the Portfolio, minus

(d) the mortality and expense risk charge (see "CHARGES AND DEDUCTIONS--
Mortality and Expense Risk Charge") for each day during the current
Valuation Period (a current charge of .003014%, but never to exceed
 .003425%, of the net assets for each day during the current Valuation
Period), and

(2) is the number of Accumulation Units for the Subaccount attributable to all Contracts, including Accumulation Units held as reserves.


Death Benefit Before the Maturity Date

If the Annuitant, who is the Contract Owner unless another owner is named in the application, dies before the Maturity Date, the Beneficiary will be entitled to receive a death benefit under the Contract calculated on the later of (a) the date LBVIP receives proof of the Annuitant's death and (b) the date LBVIP receives a written request from the Beneficiary for either a single sum payment or a settlement option. If no such request is made within one year from the date of the Annuitant's death, the Beneficiary will be deemed to have requested a single sum payment. Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death. (If the Beneficiary is the spouse of the deceased Contract Owner, such spouse may, to the extent permitted by law, elect to continue the Contract in force, in which case such spouse shall become and be treated as the Annuitant.)

Amount of Death Benefit. If a death benefit has become payable under a Contract as described above, the amount of the death benefit will be the greatest of (i) the Accumulated Value calculated on the later of the date
LBVIP receives the proof of death and the written request referred to above,
(ii) the sum of the premiums received by LBVIP under the Contract to the date of such receipt, less any previous partial surrenders (including any applicable charges); and (iii) the Accumulated Value on the preceding
Minimum Death Benefit Date plus the sum of premiums received by LBVIP since that date, less the amount of any partial surrenders since then (including any applicable charges).

Manner of Payment -- Contracts Not Issued in Connection with Certain
Qualified Plans. If the Contract in question was not issued in connection with a Qualified Plan, the following rules govern the manner of payment of the death benefit if the Annuitant dies before the Maturity Date:

(a) if a single sum is requested, the death benefit will be paid within seven days after the day LBVIP receives the proof of death and written request referred to above under "Amount of Death Benefit"; or

(b) if a settlement option is requested, (i) it must be a settlement option that the Contract Owner could have selected before the Maturity Date, and
(ii) the settlement option must provide that the entire amount due under the Contract will be distributed (1) within five years from the date of death, or (2) over the life of the Beneficiary or for a period not in excess of the Beneficiary's life expectancy, provided that the distributions must begin within one year from the date of death.

Manner of Payment -- Contracts Issued in Connection with Qualified Plans. If the Contract in question was issued in connection with a Qualified Plan, certain restrictions on the manner of payment of the death benefit prior to the Maturity Date, similar to those described above under "Manner of Payment
-- Contracts Not Issued in Connection with Certain Qualified Plans", are applicable. The manner of payment of such death benefit under a Contract issued in connection with a Qualified Plan will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified
Plans should consult qualified pension or tax advisers.

Death Benefit After the Maturity Date


If the Annuitant dies who is the Contract Owner unless another owner is named in the application after the Maturity Date, the death benefit shall be as stated in the settlement option in effect, provided, however, that death benefit payments must be paid at least as rapidly as payments were being paid under the settlement option in effect on the date of death. With respect to a Contract issued in connection with a Qualified Plan, certain additional restrictions on the manner of payment of the death benefit after the Maturity Date, similar to those described above under "Death Benefit
Before the Maturity Date -- Manner of Payment -- Contracts Not Issued in
Connection with Certain Qualified Plans", are also applicable.


Surrender (Redemption)

If a Written Notice from the Contract Owner requesting a surrender is received by LBVIP on or before the Maturity Date, all or part of the Accumulated Value will be paid to the Contract Owner after deducting any applicable surrender charge and any applicable premium tax (see "CHARGES AND
DEDUCTIONS--Surrender Charge (Contingent Deferred Sales Charge)").

A surrender will take place at the end of the Valuation Period during which the requirements for surrender are completed and payment will be made within seven days after such surrender. If a surrender is partial, the surrender payments will be taken proportionately from all Subaccounts and the Fixed
Account on a basis that reflects their proportionate percentage of the Accumulated Value. The Contract Owner may select a different allocation basis with LBVIP's approval. Partial surrenders must be for at least $200, and may be requested only if the remaining Accumulated Value is not less than $1,000.

LBVIP may cancel the Contract on any Contract Anniversary if (a) the Accumulated Value after all charges is less than $1,000 and no premium payments have been made under the Contract within the last 24 months or (b) the Accumulated Value as of the Contract Anniversary is less than the administrative charge (see "CHARGES AND DEDUCTIONS--Administrative Charge").
LBVIP will notify the Contract Owner 60 days before such Contract
Anniversary and provide the Contract Owner the minimum dollar amount required to keep the Contract in force. Failure to make sufficient payment will result in cancellation of the Contract on the Contract Anniversary. If such Contract Anniversary is not a Valuation Date, then the Accumulated
Value will be determined on the next Valuation Date. Upon cancellation under
(a) above, LBVIP will pay the Contract Owner the Accumulated Value as of such Valuation Date.

After the Maturity Date, certain of the available settlement options (those that do not involve a life contingency) also permit surrenders by the Contract Owner. In such cases, the amount available for surrender is the commuted value of any unpaid annuity installments, computed on the basis of the assumed interest rate incorporated in such annuity installments.
However, a surrender charge is deducted at the time of annuitization if these settlement options are selected (see "CHARGES AND DEDUCTIONS--
Surrender Charge (Contingent Deferred Sales Charge")).

Consideration should be given to the tax implications of a surrender prior to making a surrender request. See "FEDERAL TAX STATUS--Taxation of Annuities in General".

Transfers

On or before the Maturity Date, the Contract Owner may request by Written
Notice (or by telephone if the Contract Owner has completed the Telephone
Transaction Authorization Form) the transfer, subject to any conditions the Portfolio whose shares are involved may impose, of all or a part of a Contract's Accumulated Value among the Subaccounts of the Variable Account and the Fixed Account. The transfer will be made by LBVIP without charge on the day Written Notice (or telephonic instructions) requesting such transfer is received by LBVIP. To accomplish the transfer from the Variable Account, the Variable Account will surrender Accumulation Units in the particular
Subaccounts and reinvest that value in Accumulation Units of other particular Subaccounts and the Fixed Account as directed in the request. The total amount transferred each time must be at least $200 (unless the total value in a Subaccount of the Variable Account or the Fixed Account is less than $200, in which case the entire amount may be transferred). LBVIP reserves the right to limit the number of transfers in any Contract Year, provided that at least two such transfers each Contract Year will always be allowed. (For Contracts issued in the state of Texas, the maximum number of transfers allowed in any Contract Year is twelve.) With respect to the Fixed
Account, transfers out of the Fixed Account are limited to only one during each Contract Year and must be made on or within 45 days after a Contract
Anniversary. To accomplish a transfer from the Fixed Account, the Fixed
Account will surrender Accumulated Value from the Fixed Account and reinvest that value in Accumulation Units of particular Subaccounts of the Variable
Account as directed in the request.

After the Maturity Date, the Contract Owner may, by Written Notice and only once each Contract Year, change the percentage allocation of variable annuity payments among the available Subaccounts.

Telephone Transfers

Telephone transfers are available when the Contract Owner completes the Telephone Transaction Authorization Form. If the Contract Owner elects to complete the Telephone Transaction Authorization Form, the Contract Owner thereby agrees that LBVIP, its agents and employees will not be liable for any loss, liability cost or expense when LBVIP, its agents and employees act in accordance with the telephone transfer instructions that have been properly received and recorded on voice recording equipment. If a telephone authorization or instruction, processed after the Contract Owner has completed the Telephone Transaction Authorization Form, is later determined not to have been made by the Contract Owner or was made without the Contract
Owner's authorization, and a loss results from such unauthorized instruction, the Contract Owner bears the risk of this loss. LBVIP will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event LBVIP does not employ such procedures, LBVIP may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such instructions and/or tape recording telephone instructions.

Special Transfer Service -- Dollar Cost Averaging

LBVIP administers a dollar cost averaging program which enables a Contract
Owner to pre-authorize a periodic exercise of the transfer rights described above. A Contract Owner entering into a dollar cost averaging agreement will instruct LBVIP to periodically transfer predetermined dollar amounts from the Money Market Subaccount to as many of the five other Subaccounts or to the Fixed Account as specified by the Contract Owner until the amount in the Money Market Subaccount is exhausted or the agreement is terminated by the Contract Owner. The dollar cost averaging program is generally suitable for Contract Owners making a substantial deposit to the Contract and who wish to use the other Subaccounts or the Fixed Account investment option, but desire to control the risk of investing at the top of a market cycle. The dollar cost averaging program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall.
However, if a Contract Owner can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet long-term goals. Contract Owners interested in the dollar cost averaging program may obtain an application and full information concerning the program and its restrictions from LBVIP.

Assignments

If the Contract is used in a Qualified Plan and the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant. Otherwise, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than LBVIP.

If the Contract is not used in a Qualified Plan, then ownership may be transferred, but not to a natural person, and the Contract may be assigned as Collateral.

LBVIP shall not be bound by any sale, assignment, pledge or transfer until Written Notice thereof is actually received by LBVIP at its Home Office and shall not be responsible for the validity of any sale, assignment, pledge or transfer. Any payments made or actions taken by LBVIP before LBVIP actually receives Written Notice shall not be affected by the sale, assignment, pledge or transfer.

Considerations should be given to the tax implications of an assignment. See
"FEDERAL TAX STATUS--Taxation of Annuities in General".

Contract Owner, Beneficiaries and Annuitants

Unless another owner is named as the Contract Owner in the application for the Contract, the Annuitant is the Contract Owner and may exercise all of the Contract Owner's rights under the Contract.

The Contract Owner may name a Beneficiary to receive the death benefit payable under the Contract. If the Beneficiary is not living on the date payment is due or if no Beneficiary has been named, the death benefit will be paid to the estate of the Annuitant.

The Contract Owner may change the Beneficiary by giving LBVIP Written Notice of the change, but the change shall not be effective until actually received by LBVIP at its Home Office. Upon receipt by LBVIP of a notice of change, it will be effective as of the date it was signed but shall not affect any payments made or actions taken by LBVIP before LBVIP received the Written
Notice, and LBVIP shall not be responsible for the validity of any change.

                           CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

General. No charge for sales expense is deducted from premiums at the time premiums are paid. However, within certain time limits described below a surrender charge is deducted from the Accumulated Value of the Contract in the case of surrender, in whole or in part, before annuity payments begin and, if certain settlement options are selected, at the time annuity payments begin. In the event surrender charges are not sufficient to cover sales expenses, the loss will be borne by LBVIP; conversely, if the amount of such charges proves more than enough, the excess will be retained by LBVIP (see "Sufficiency of Charges" below). LBVIP does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts.

If a Contract is surrendered in whole or in part before it has been in force for six full Contract Years, a surrender charge is deducted from the amount surrendered; provided that in each Contract Year, a Contract Owner may surrender without a surrender charge, up to 10% of a Contract's Accumulated
Value existing at the time the first surrender is made in that Contract
Year. For example, if a total surrender is made during a Contract Year in which a partial surrender has been made, the Contract Owner may surrender free of charge an amount equal to 10% of the Accumulated Value of the Contract at the time of the partial surrender less the total of the partial surrender to which no charge was applied. This right is not cumulative from Contract Year to Contract Year. In the event that a surrender is made in excess of the amount which may be surrendered free of charge, only the excess (the "Excess Amount") will be subject to a surrender charge.

The charge is applied as a percentage of the Excess Amount surrendered, but in no event will the total surrender charge on any one Contract exceed a maximum limit of 6 1/2% of total gross premiums paid under the Contract.
Such total charge equals the aggregate of all applicable surrender charges for total and partial surrenders, including any charges deducted at the time annuity payments begin (as described below).

Charges for Total and Partial Surrenders. If a Contract is surrendered, in whole or in part, while the Contract is in force and on or before the Maturity Date, a surrender charge is imposed on the Excess Amount of such surrender if such surrender occurs before the Contract has been in force for six full Contract Years as follows:

     Contract Year in which
       Total or Partial                  Charge as Percentage of
       Surrender Occurs                 Excess Amount Surrendered*
     -----------------------            -------------------------
          1                                        6%
          2                                        5
          3                                        4
          4                                        3
          5                                        2
          6                                        1
          7 and after                              0
____________________

* Although the charge as a percentage of excess amount surrendered decreases from 6% to 0 over time, the actual aggregate amount of surrender charge deducted may be up to the 6 1/2% of total gross premiums paid maximum limit described above.

For purposes hereof, the amount surrendered is equal to the amount of the surrender request, and the amount received by the Contract Owner is equal to the amount of the surrender request less the applicable surrender charge and any withholding and premium tax if applicable.

No surrender charge is deducted if the surrender occurs after expiration of the time period applicable to such charge as shown in the table above.

Surrender charges otherwise payable will be waived with respect to surrenders made by the Contract Owner when the Annuitant is totally disabled
(as defined in the Contract).

Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn (see "FEDERAL TAX STATUS--Taxation of Annuities in
General").

Charge at the Time Annuity Payments Begin. Generally, at the time annuity payments begin, a surrender charge as described above will apply. Such charge is the same as that which would apply had the Contract been fully surrendered on the Maturity Date, taking into account the 10% free surrender provision described above and subject to the maximum 6 1/2% limitation described above. If, however, the Contract Owner has chosen a settlement option providing an income for a fixed period (e.g., Option 3V described under "ANNUITY PROVISIONS--Settlement Options"), for any annuitization made more than three years after the Date of Issue, no surrender charge will be deducted from the portion of Accumulated Value annuitized provided that payments under such a settlement option will be made for at least five years and that proceeds may not be withdrawn. This surrender charge will be waived if the Annuitant is totally disabled (as defined in the Contract) on the Maturity Date. No further surrender charge is deducted with respect to surrenders during the annuity period under such a settlement option.

No surrender charge is imposed at the time of annuitization (if annuitization occurs more than three years after the Date of Issue) if a settlement option involving a life income with a guaranteed period is chosen
(e.g., Option 4V described under "ANNUITY PROVISIONS--Settlement Options"), but surrenders are not permitted during the annuity period under such a settlement option.

Administrative Charge

On each Contract Anniversary prior to and including the Maturity Date, LBVIP deducts from the Accumulated Value, proportionately from the Subaccounts and the Fixed Account that make up such Accumulated Value, an annual administrative charge of $30 to reimburse LBVIP for administrative expenses relating to the Contract, the Variable Account and the Subaccounts. (This charge will be lower to the extent legally required in some states.) Subject to LBVIP's approval, the Contract Owner may specify a different allocation for the administrative charge. No such charge is deducted if on that Contract Anniversary the total amount of premiums paid under the Contract, less the amount of all prior partial surrenders (which includes the amount of related surrender charges), is equal to or greater than $5,000 or the Accumulated Value is greater than $5,000. LBVIP does not expect to make a profit on this charge. No administration charge is payable during the annuity period.

Mortality and Expense Risk Charge

The variable annuity payments made to Annuitants will vary in accordance with the investment experience of the Subaccounts selected by the Contract
Owner. However, neither such variable annuity payments, nor fixed annuity payments if fixed annuity payments have been selected, will be affected by the mortality experience (death rate) of persons receiving annuity payments.
LBVIP assumes this "mortality risk" and has guaranteed the annuity rates incorporated in the Contract, which cannot be changed. LBVIP also assumes the mortality risk that Beneficiaries of Contract Owners or Annuitants dying before the Maturity Date may receive amounts in excess of the then current
Accumulated Value (see "THE CONTRACTS--Death Benefit Before the Maturity
Date"). In addition, LBVIP will not increase charges for administrative expenses regardless of its actual expenses.

To compensate LBVIP for assuming such mortality and expense risks, LBVIP deducts a daily mortality and expense risk charge from the average daily net assets in the Variable Account. LBVIP has determined that a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of each Subaccount in the Variable Account would be reasonable in relation to the mortality and expense risks assumed by LBVIP under the Contract. LBVIP will, however, initially impose a daily mortality and expense risk charge in an amount that is equal to an annual rate of 1.10%
(approximately 0.80% for mortality risk and approximately 0.30% for expense risk) of the average daily net assets of each Subaccount in the Variable
Account. The mortality and expense risk charge is guaranteed not to increase above an annual rate of 1.25%.

If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risk undertaken by LBVIP, LBVIP will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, the excess will be profit to LBVIP and would be available for any proper corporate purpose including, among other things, payment of sales expenses. See "Sufficiency of Charges" below.

Investment Advisory Fee of the Fund

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fee incurred by the Fund. LB is paid a daily fee by the Fund for its investment management services equal to an annual rate of 0.40% of the aggregate average daily net assets of the Money Market Portfolio, Growth Portfolio, Mid Cap Growth
Portfolio, Income Portfolio, High Yield Portfolio and Opportunity Growth
Portfolio, and .85% of the aggregate average daily net assets of the World
Growth Portfolio. See "LBVIP, LUTHERAN BROTHERHOOD, THE VARIABLE ACCOUNT AND
THE FUND--LB Series Fund, Inc.", and the accompanying current Prospectus for the Fund.

Premium Taxes

A charge may be deducted for taxes attributable to premiums. Premium taxes vary from state to state and are subject to change. In many jurisdictions, there is no tax at all. Various states and other governmental entities levy a premium tax, currently ranging from 1% to 3.5%, on annuity contracts issued by insurance companies. If premium taxes are applicable to a Contract, they will be deducted, depending on when such taxes are paid to the taxing authority, either (a) from premiums as they are received, or (b) from the Accumulated Value upon (i) a partial or total surrender of the Contract or (ii) application of the Accumulated Value to a settlement option at the Maturity Date. See "Appendix B--State Premium Tax Chart" in the
Statement of Additional Information.


Other Taxes

Currently, no charge will be made against the Variable Account for Federal income taxes. LBVIP may, however, make such a charge in the future if income or gains within the Variable Account will result in any Federal income tax liability to LBVIP. Charges for other taxes, if any, attributable to the Variable Account may also be made. See "FEDERAL TAX STATUS--LBVIP's Tax
Status".

Sufficiency of Charges

If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, the loss will be borne by LBVIP. Any such expenses borne by LBVIP will be paid out of its general account which may include, among other things, proceeds derived from mortality and expense risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, the excess will be retained by LBVIP.

                             ANNUITY PROVISIONS

Maturity Date

The Contract Owner selects the Maturity Date, which must be a Contract
Anniversary at least three years after the date on which the Contract was issued, when making application for the Contract. The Contract Owner may change a Maturity Date selection by Written Notice received by LBVIP at least 30 days before both the Maturity Date currently in effect and the new
Maturity Date. The new date selected must satisfy the requirements for a Maturity Date.

For a Contract issued in Pennsylvania on or after March 11, 1991, the following requirements for maximum maturity ages of the Contract will be used. Maturity age is the last birthday of the Annuitant on the Contract
Anniversary on or immediately prior to the Maturity Date.

               PENNSYLVANIA MAXIMUM MATURITY AGES

            Age on                             Maximum
       Date of Issue                         Maturity Age
      ---------------                       --------------
        70 or less                               85
        71 - 75                                  86
        76 - 80                                  88
        81 - 85                                  90
        86 - 90                                  93
        91 - 93                                  96
        94 - 95                                  98
        96                                       99

Settlement Options

The Contract Owner may select an annuity settlement option or options, and may select whether payments are to be made on a fixed or variable (or a combination of fixed and variable) basis. To the extent a fixed annuity is selected, Accumulated Value will be transferred to the Fixed Account, and the annuity payments will be guaranteed as to minimum dollar amount. See
APPENDIX -- MORE INFORMATION ABOUT THE FIXED ACCOUNT. The Contract Owner may also change a choice of settlement option by Written Notice received by LBVIP at least 30 days before the Maturity Date.

The following variable annuity settlement options are generally available under the Contract:

Option 3V--Income for a Fixed Period. Income for a fixed number of years will be paid, not to exceed 30.

Option 4V--Life Income with Guaranteed Period. Income will be paid for the lifetime of the payee. If the payee dies during the guaranteed period, payments will be continued to the named Beneficiary to the end of that period. A period of 10 or 20 years may be selected. After the first payment is made, this option may not be revoked or changed.

Payments may be made under any other settlement option suggested by the Contract Owner that is agreed to by LBVIP.

LBVIP also provides fixed annuity options, which are not described here. Any one of the variable annuity options or any one of the fixed annuity options may be selected, or any one of the variable annuity options may be selected in combination with any one of the fixed annuity options.

If no valid selection of a settlement option has been made by the Maturity
Date, the Life Income with 10-Year Guarantee Period fixed annuity settlement option shall be automatically effective.


It should be noted that under a settlement option providing an income for a fixed period (e.g., Option 3V described above), for any annuitization made more than three years after the Date of Issue, no surrender charge will be deducted from the portion of Accumulated Value annuitized, provided that payments under such settlement option will be made for at least five years and that proceeds may not be withdrawn. Also, no surrender charge will be imposed at the time of annuitization (if annuitization occurs more than three years after the Date of Issue) under a settlement option providing a life income with a guaranteed period (e.g., Option 4V above). Surrenders after the Maturity Date are permitted only in connection with settlement options that do not involve a life contingency (see "THE CONTRACTS--
Surrender (Redemption)").


The Contract Owner may elect the receipt of a single sum, rather than payment pursuant to annuity settlement options, by surrendering the Contract in full on the Maturity Date. In such case, a surrender charge will be deducted from the Accumulated Value of the Contract if the Maturity Date occurs at any time during the surrender charge period, taking into account the 10% free surrender provision and subject to the maximum 6 1/2% limitation described under "CHARGES AND DEDUCTIONS--Surrender Charge
(Contingent Deferred Sales Charge)".

Frequency and Amount of Annuity Payments

Annuity payments under a settlement option will be paid as monthly installments, unless the Contract Owner and LBVIP agree to a different payment schedule. However, if the Accumulated Value at the Maturity Date is less than $2,000, LBVIP may pay the Accumulated Value in a single sum and the Contract will be canceled. Also, if annuity payments would be or become less than $25 ($20 for Contracts issued in the state of Texas) if a single settlement option is chosen, or $25 ($20 for Contracts issued in the state of Texas) on each basis if a combination of variable and fixed options is chosen, LBVIP may change the frequency of payments to intervals that will result in payments of at least $25 ($20 for Contracts issued in the state of Texas) each from each option chosen.

The amount of the first variable annuity payment (and, in the case of fixed annuities, the amount of subsequent payments) is determined by applying the Accumulated Value to be applied to the settlement option at the Maturity
Date, less any premium tax due (see "CHARGES AND DEDUCTIONS--Premium Taxes") and any surrender charge due (see "Settlement Options" above), to the annuity table in the Contract for the settlement option selected. The table shows the amount of the initial annuity payment for each $1,000 applied.

Subsequent variable annuity payments vary in amount in accordance with the investment experience of the selected Subaccount(s). Assuming annuity payments are based on the unit values of a single Subaccount, the dollar amount of the first annuity payment, determined as set forth above, is divided by the Annuity Unit Value as of the Maturity Date to establish the number of Annuity Units representing each annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent variable annuity payments is not predetermined and may change from payment to payment. The dollar amount of the second and each subsequent variable annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value (see
"Subaccount Annuity Unit Value" below) with respect to such Subaccount at the end of the last Valuation Date of the period with respect to which the payment is due. If the payment is based upon the Annuity Unit Values of more than one Subaccount, the foregoing procedure is repeated for each applicable
Subaccount and the sum of the payments based on each Subaccount is the amount of the annuity payment.

The annuity tables in the Contracts are based on the mortality table specified in the Contract. Under such tables, the longer the life expectancy of the Annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. LBVIP guarantees that the dollar amount of each fixed and variable annuity payment after the first payment will not be affected by variations in expenses or in mortality experience from the mortality assumptions used to determine the first payment.

Subaccount Annuity Unit Value

The value of an Annuity Unit is determined independently for each Subaccount.

For each Subaccount, the Annuity Unit Value on any Valuation Date is determined by multiplying the Annuity Unit Value at the end of the immediately preceding Valuation Date by the net investment factor for the Valuation Date for which the Annuity Unit Value is being calculated, and multiplying the result by an interest factor which offsets the effect of the assumed investment earnings rate of 3 1/2% per annum which is assumed in the annuity tables contained in the Contract.

The net investment factor for each Subaccount for a Valuation Date is determined by dividing the value of an Accumulation Unit for the applicable
Subaccount as of the end of the current Valuation Period by the value of an Accumulation Unit for the applicable Subaccount as of the end of the immediately preceding Valuation Period.

Assumed Investment Rate

A 3 1/2% assumed investment rate is built into the annuity tables contained in the Contracts. A higher assumption would mean a higher initial payment but more slowly rising and more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual net investment rate were at the annual rate of 3 1/2%, the annuity payments would be level.

                            GENERAL PROVISIONS

Postponement of Payments

General. LBVIP may defer payment of any surrender and annuity payment amounts, or death benefit amounts that are in the Variable Account if (a) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC, or (b) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable
Account's net assets. Transfers and allocations of Accumulated Value to and against the Subaccounts of the Variable Account may also be postponed under these circumstances.

Payment by Check. Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Contract Owner's bank.

Date of Receipt

Except as otherwise stated herein, the date of receipt by LBVIP of any Written Notice, premium payment, telephone instruction or other communication is the actual date it is received at LBVIP's Home Office in proper form unless received (1) after the close of the New York Stock
Exchange, or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

Reports to Contract Owners

LBVIP will mail each Contract Owner, at such Contract Owner's last known address of record, at least annually after the first Contract Year, a report containing the Accumulated Value or current value of the Contract as of a date not more than two months prior to the date of mailing and any further information required by any applicable law or regulation.

Contract Inquiries

Inquiries regarding a Contract may be made by writing to LBVIP at its Home
Office, 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

                             FEDERAL TAX STATUS

Introduction

The ultimate effect of Federal income taxes on a Contract's Accumulated
Value, on annuity payments and on the economic benefit to the Contract
Owner, the Annuitant or the Beneficiary depends upon the tax status of such person, LBVIP, and, if the Contract is purchased under a retirement plan, upon the type of retirement plan and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion contained herein is based on LBVIP's understanding of Federal income tax laws as currently interpreted. No representation is made regarding the likelihood of continuation of these interpretations by the Internal Revenue Service. LBVIP does not make any guarantee regarding the tax status of any Contract. Each person concerned should consult a qualified tax adviser.

LBVIP's Tax Status

LBVIP is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Although the Variable Account is not a separate entity from LBVIP and its operations form a part of LBVIP, the Code in effect provides that the income and gains and losses from separate account investments are not income to the insurance company issuing the variable contracts so long as the contracts and the separate account meet certain requirements set forth in the Code. Because the Contracts and the Variable Account intend to meet such requirements, LBVIP anticipates no tax liability resulting from the Contracts, and consequently no reserve for income taxes is currently charged against, or maintained by LBVIP with respect to, the Contracts.

LBVIP may also incur state and local taxes, in addition to premium taxes, in several states. At present, these taxes are not significant. If there is a material change in state or local tax laws, charges for such taxes, if any, attributable to the Variable Account may be made.

Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general.

Contracts Held by Individuals. An individual Contract Owner is not taxed on increases in the value of a Contract until a distribution occurs, either in the form of a single sum payment or as annuity payments under the settlement option selected.

Upon receipt of a single sum payment or of an annuity payment under the Contract, the recipient is taxed on the portion of such payment that exceeds the investment in the Contract.

For single sum payments, the taxable portion is generally the amount in excess of the premiums paid under the Contract. Such taxable portion is taxed at ordinary income tax rates. The investment in the Contract is not affected by loans or assignments of the Contract but is increased by any amount included in gross income as a result of the loan or assignment.
Payments in partial or full surrender of a Contract generally will be taxed as ordinary income to the extent that the Accumulated Value exceeds the taxpayer's investment in the Contract. An assignment of the Contract (other than a gift to the Contract Owner's spouse or incident to a divorce) or the use of the Contract as collateral for a loan will be treated in the same manner as a surrender.

For annuity payments, the taxable portion is generally determined by a formula which establishes the ratio that the investment in the Contract bears to the expected return under the Contract as of the Maturity Date.
Where annuity payments are made under certain Qualified Plans, the portion of each payment that is excluded from gross income will generally be equal to the total amount of any investment in the Contract as of the Maturity
Date, divided by the number of anticipated payments, which are determined by reference to the age of the Annuitant. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no investment in the Contract within the meaning of Section 72 of the Code.
In such event, the total payments received may be taxable. Contract Owners, Annuitants and Beneficiaries under such Contracts should seek qualified tax and financial advice about the tax consequences of distributions under the retirement plan in connection with which such Contracts are purchased.

Generally, a distribution from a Contract before the taxpayer attains age 59
1/2 will result in an additional tax of 10% of the amount of the distribution which is includable in gross income. The penalty tax will not apply if the distribution is made as follows:

(1) in connection with death or disability as described in section 72(q)(2) of the Code;

(2) from certain Qualified Plans;

(3) under a qualified funding trust (commonly referred to as structured settlement plans); or

(4) it is one of a series of substantially equal periodic annual payments for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and the beneficiary; for this purpose, if there is a significant modification of the payment schedule before the taxpayer is age 59 1/2 or before the expiration of five years from the time of the annuity starting date, the taxpayer's income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.

Depending on the type of Qualified Plan, distributions may be subject to a 10% penalty tax.

Contracts Held by Other Than Individuals. The Tax Reform Act of 1986 provides that, except as hereafter noted, a Contract held by other than a natural person, such as a corporation, estate or trust, will not be treated as an annuity contract for Federal income tax purposes. The income on such a Contract will be taxable in the year received or accrued by the Contract
Owner. The provision does not apply if the Contract Owner is acting as an agent for an individual, if the Contract Owner is an estate which acquired the Contract as a result of the death of the decedent, if the Contract is held by certain Qualified Plans, if the Contract is held pursuant to a qualified funding trust (commonly referred to as structured settlement plans), if the Contract was purchased by an employer with respect to a terminated Qualified Plan or if the Contract is an immediate annuity.


Multiple Contracts. Section 72(e)(11) of the Code provides that for the purposes of determining the amount includable in gross income, all non-qualified annuity contracts entered into on or after October 22, 1988 by the same company with the same contract owner during any calendar year shall be treated as one contract. This section will likely accelerate the recognition of income by a Contract Owner owning multiple contracts and may have the further effect of increasing the portion of income that will be subject to the ten percent penalty tax.


Qualified Plans

The Contracts are designed for use with several types of Qualified Plans.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan.
Therefore, no attempt is made herein to provide more than general information about the use of the Contracts with the various types of Qualified Plans. Participants under such Qualified Plans as well as Contract
Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contracts in connection therewith.

Tax-Sheltered Annuities. Section 403(b) of the Code permits employers of public school employees and of employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase on behalf of their employees annuity contracts and, subject to certain limitations, have the amount of purchase payments excluded from the employees' gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities". Purchasers of the Contracts for such purposes should seek qualified advice as to eligibility, limitations on permissible amounts of purchase payments and tax consequences on distribution.

An amendment to Section 403(b) of the Code, adopted pursuant to the Tax
Reform Act of 1986, imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b), which will apply to tax years beginning on or after January 1, 1989. The amendment adds a new Section 403(b)(11) that requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to contributions made pursuant to a salary reduction agreement may be paid only when the employee reaches age 59 1/2, separates from service, dies or becomes disabled, or in the case of hardship (hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as for paying for medical expenses, for the purpose of a principal residence, or for paying certain tuition expenses).

A participant in a Contract purchased as a tax-sheltered Section 403(b) annuity contract will not, therefore, be entitled to exercise the surrender right, described under the heading "THE CONTRACTS--Surrender (Redemption)", in order to receive Accumulated Value attributable to elective contributions credited under the Contract to such participant after December 31, 1988 unless one of the above-described conditions has been satisfied. The restriction on the right to receive a distribution does not affect the availability of the Accumulated Value credited to the Contract as of December 31, 1988. A participant may, however, be able to transfer
Accumulated Value under the Contract to certain other investment alternatives that are available under an employer's Section 403(b) arrangement and that meet the requirements of Section 403(b).

The restrictions imposed by Section 403(b)(11) of the Code conflict with certain sections of the 1940 Act that are applicable to the Contracts. In this regard, LBVIP is relying on a no-action letter issued by the Office of Insurance Products and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by LBVIP.

H.R. 10 Plans. The Self-Employed Individuals Tax Retirement Act of 1962, which is commonly referred to as "H.R. 10", permits self-employed individuals to establish Qualified Plans for themselves and their employees.
The tax consequences to participants under such plans depend upon the plan itself. In addition, such plans are limited by law to maximum permissible contributions, distribution dates, nonforfeitability of interest and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form pre-approved by the Internal Revenue
Service, is adopted and implemented by the employer. Purchasers of the Contracts for use with H.R. 10 plans should seek qualified advice as to the suitability of the proposed plan document and of the Contracts to their specific needs.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "individual retirement annuity". These individual retirement annuities are subject to limitations on the amount that may be contributed, on the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain other types of Qualified Plans may be placed on a tax-deferred basis into an individual retirement annuity. When issued in connection with an individual retirement annuity, the Contracts will be specifically amended to conform to the requirements under such plans. Sales of the Contracts for use with individual retirement annuities may be subject to special requirements imposed by the Internal Revenue
Service. Purchasers of the Contracts for such purposes will be provided with such supplementary information as may be required by the Internal Revenue
Service or other appropriate agency.


Roth IRAs. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth IRA. Section 408A includes limits on how much an individual may contribute to a Roth IRA and when distributions may commence. Qualified distributions from Roth IRAs are excluded from gross income if (a) made more than five years after the taxable year of the first contribution to the Roth
IRA, and (b) meet any of the following conditions: (1) the annuity owner has reached age 59 1/2; (2) the distribution is paid to a beneficiary after the owner's death; (3) the annuity owner is disabled; or (4) the distribution (not exceeding $10,000) will be used for a first time home purchase. Nonqualified distributions are includible in gross income only to the extent they exceed contributions made to the Roth IRA. The taxable portion of a nonqualified distribution may be subject to a 10% penalty tax.
Subject to certain limitations, a traditional individual retirement account or annuity may be converted into a Roth IRA and upon such a conversion, an individual is required to include the taxable portion of the conversion in gross income, but is not subject to a 10% penalty tax.


Corporate Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contracts to provide benefits under the plans. Corporate employers intending to use the Contracts in connection with such plans should seek qualified advice in connection therewith.




1035 Exchanges

Section 1035(a) of the Code permits the exchange of certain life insurance, endowment and annuity contracts for an annuity contract without a taxable event occurring. Thus, potential purchasers who already own such a contract issued by another insurer are generally able to exchange that contract for a Contract issued by LBVIP without a taxable event occurring. There are certain restrictions which apply to such exchanges, including that the contract surrendered must truly be exchanged for the Contract issued by LBVIP and not merely surrendered in exchange for cash. Further, the same person or persons must be the obligee or obligees under the Contract received in the exchange as under the original contract surrendered in the exchange. Careful consideration must be given to compliance with the Code provisions and regulations and rulings relating to exchange requirements, and potential purchasers should be sure that they understand any surrender charges or loss of benefits which might arise from terminating a contract they hold. Owners considering such an exchange should consult their tax advisers to insure that the requirements of Section 1035 are met.

Diversification Requirements


The Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract shall not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not "adequately diversified". The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets of the Variable
Account meet the diversification requirements applicable to regulated investment companies and no more than fifty-five percent (55%) of the total assets underlying the Variable Account consist of cash, cash items, U.S.
government securities and securities of other regulated investment companies.


On March 1, 1989, the Treasury Department adopted regulations (Treas. Reg.
1.817-5) which established diversification requirements for the investments underlying variable contracts such as the Contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, the Variable Account will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the account is represented by any one investment; (2) no more than 70% of the value of the total assets of the account is represented by any two investments; (3) no more than 80% of the value of the total assets of the account is represented by any three investments; and (4) no more than 90% of the value of the total assets of the account is represented by any four investments.

The assets of the Fund are expected to meet the diversification requirements. The Company will monitor the Contracts and the regulations of the Treasury Department to ensure that the Contract will continue to qualify as a variable annuity contract. Disqualification of the Contract as an annuity contract would result in imposition of Federal income tax on the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract.

Withholding

The taxable portion of a distribution to an individual is subject to Federal income tax withholding unless the taxpayer elects not to have withholding.
LBVIP will provide the Contract Owner with the election form and further information as to withholding prior to the first distribution. Generally, however, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments.

Also, effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or 403(b) of the Code, that are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for Federal income tax. The 20% withholding requirement does not apply to: a) distributions for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary; b) distributions for a specified period of 10 years or more; or c) distributions which are required minimum distributions. For complete information on withholding, a qualified tax adviser should be consulted.

Other Considerations

Because of the complexity of the law and its application to a specific individual, tax advice may be needed by a person contemplating purchase of a Contract or the exercise of elections under a Contract. The above comments concerning Federal income tax consequences are not exhaustive, and special rules are provided with respect to situations not discussed in this Prospectus.

The preceding description is based upon LBVIP's understanding of current
Federal income tax law. LBVIP cannot assess the probability that changes in tax laws, particularly affecting annuities, will be made.

The preceding comments do not take into account state income or other tax considerations which may be involved in the purchase of a Contract or the exercise of elections under the Contract. For complete information on such Federal and state tax considerations, a qualified tax adviser should be consulted.

                         EMPLOYMENT-RELATED BENEFIT PLANS

The Contracts described in this Prospectus (except for Contracts issued in the state of Montana) involve settlement option rates that distinguish between men and women. Montana has enacted legislation requiring that optional annuity benefits offered pursuant to Contracts purchased in Montana not vary on the basis of sex. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of sex. Any unisex rates to be provided by LBVIP will apply for tax-qualified plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.


                                VOTING RIGHTS

To the extent required by law, LBVIP will vote the Fund shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result LBVIP determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

Before the Maturity Date, the Contract Owner shall have the voting interest with respect to Fund shares attributable to the Contract. On and after the Maturity Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.

The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract's Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract's reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in the Variable Account for which LBVIP does not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by LBVIP in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by LBVIP or its affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of LBVIP and its affiliates having a voting interest in that Portfolio in proportion to each such separate account's votes.
Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate
Portfolio.

                          SALES AND OTHER AGREEMENTS

Lutheran Brotherhood Securities Corp. ("LBSC"), 625 Fourth Avenue South,
Minneapolis, Minnesota 55415, an indirect subsidiary of Lutheran
Brotherhood, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement to which LBVIP and the Variable Account are also parties. The Contracts are sold through LBVIP Representatives who are licensed by state insurance officials to sell the Contracts. These LBVIP
Representatives are also registered representatives of LBSC. The Contracts are offered in all states where LBVIP is authorized to sell variable annuities.

Compensation of LBVIP Representatives. Commissions and other distribution compensation to be paid to LBVIP Representatives on the sale of Contracts will be paid by LBVIP and will not result in any charge to Contract Owners or to the Variable Account in addition to the charges described in this Prospectus. LBVIP Representatives selling the Contracts will be paid a commission of not more than 4% of the premiums paid on the contracts.
Further, LBVIP Representatives may be eligible to receive certain benefits based on the amount of earned commissions.

Service Agreement. Lutheran Brotherhood performs certain investment and administrative duties for LBVIP pursuant to a written agreement. The agreement is automatically renewed each year, unless either party terminates it. Under this agreement, LBVIP pays Lutheran Brotherhood for salary costs and other services and an amount for indirect costs incurred through LBVIP's use of Lutheran Brotherhood's personnel and facilities.



                                  YEAR 2000

LBVIP has conducted a review of its computer systems to identify systems that could be affected by the "Year 2000" problem and is developing an implementation plan to resolve the issue. The Year 2000 problem is the result of computer programs being written using two digits (rather than four) to define the applicable year. Any of LBVIP's computer programs that have time-sensitive software may recognize a date using "00" as the year
1900 rather than the year 2000. This could result in a major system failure or miscalculations. LBVIP presently believes that, with modifications to its existing software and conversion to new software, the Year 2000 problem will not pose significant operational problems for its computer systems as so modified and converted. If, however, such modifications and conversions are not completed timely, the Year 2000 problem may have a material impact on the operations of LBVIP. The Year 2000 readiness of other third parties whose system failures could have an impact on LBVIP's operations is currently being evaluated. The potential materiality of any such impact is not known at this time. A description of the Fund's preparations for the "Year 2000" is contained in the accompanying prospectus for the Fund.



                             LEGAL PROCEEDINGS

LBVIP is not involved in any legal proceedings.


                               LEGAL MATTERS


All matters of applicable state law pertaining to the Contracts, including
LBVIP's right to issue the Contracts thereunder, have been passed upon by James M. Odland, counsel for LBVIP. Certain legal matters relating to the Federal securities laws have been passed upon by the law firm of Jones &
Blouch L.L.P., Washington, D.C.



                      FINANCIAL STATEMENTS AND EXPERTS

Financial statements of LBVIP and the Variable Account are contained in the Statement of Additional Information.

The financial statements of LBVIP and the Variable Account included in the Statement of Additional Information have been so included in reliance of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

                             FURTHER INFORMATION

A Registration Statement under the Securities Act of 1933 has been filed with the SEC with respect to the Contracts described herein. This Prospectus does not contain all of the information set forth in the Registration
Statement and exhibits thereto, to which reference is hereby made for further information concerning the Variable Account, LBVIP and the Contracts. The information so omitted may be obtained from the SEC's principal office located at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the SEC, or examined there without charge. Statements contained in this Prospectus as to the provisions of the Contracts and other legal documents are summaries, and reference is made to the documents as filed with the SEC for a complete statement of the provisions thereof.


                     STATEMENT OF ADDITIONAL INFORMATION

                             TABLE OF CONTENTS


                                                                Page
Introduction                                                      2
Administration of the Contracts                                   2
Custody of Assets                                                 2
Independent Accountants and Financial Statements                  2
Distribution of the Contracts                                     3
Calculation of Performance                                        3
  Money Market Subaccount                                         3
  Other Subaccounts                                               4
Financial Statements of Variable Account                          7
Comment on Financial Statements of LBVIP                         17
Financial Statements of LBVIP                                    17
Appendix C - State Premium Tax Chart                            C-1


               How To Obtain the INDIVIDUAL FLEXIBLE PREMIUM
                         VARIABLE ANNUITY CONTRACT
                     Statement of Additional Information
                     Send this request form to:
                             Lutheran Brotherhood Variable
                             Insurance Products Company
                             P.O. Box 288
                             Minneapolis, MN 55440-9041


Please send me a copy of the most recent INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE ANNUITY CONTRACT SAI.

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(Name)                                                            (Date)

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(Street Address)

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(City)                                           (State)        (Zip Code)



                                  APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemptive and exclusionary provisions, interests in the Fixed
Account have not been registered under the Securities Act of 1933 ("1933
Act"), nor is the Fixed Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly neither the
Fixed Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account option and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. LBVIP has been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Accumulated Values allocated to the Fixed Account are combined with all the general assets of LBVIP and are invested in those assets chosen by LBVIP and allowed by applicable law. LBVIP allocates the investment income of the Fixed Account to the Contracts covered by the Fixed Account in the amounts guaranteed in such Contracts. Immediately prior to the Maturity Date, the Accumulated Value of the Contract in the Fixed Account is subject to a reduction for any surrender charge or premium taxes, if applicable.

Under the Fixed Account option, LBVIP allocates premium payments to the Fixed Account, guarantees the amounts allocated to the Fixed Account, and pays a declared interest rate. The guaranteed minimum interest credited to the Fixed Account will be at the effective rate of 4% per year, compounded daily. LBVIP may credit interest at a rate in excess of 4% per year;
however, LBVIP is not obligated to credit any interest in excess of 4% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by LBVIP based on information as to expected investment yields. Some of the factors that LBVIP may consider in determining whether to credit interest above 4% to amounts allocated to the Fixed Account, and the amount thereof, are general economic trends, rates of return currently available and anticipated on LBVIP's investments, regulatory and tax requirements and competitive factors. ANY
INTEREST CREDIT TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4%
PER YEAR WILL BE DETERMINED AT THE SOLE DISCRETION OF LBVIP. THE CONTRACT
OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS
MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

Nonetheless, for any amount allocated or transferred to the Fixed Account, LBVIP guarantees that the initial interest rate will be effective for at least 12 months, and subsequent interest rates will not be changed more often than once every 12 months.

To the extent a fixed annuity payment option is selected by the Contract
Owner, Accumulated Value at the Maturity Date will be transferred to the Fixed Account, which supports the insurance and annuity obligations of LBVIP.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.


                                   APPENDIX B
             ILLUSTRATION OF MONTHLY VARIABLE ANNUITY SETTLEMENT OPTION


The illustration included in this appendix shows how the monthly variable annuity settlement option income may change with the investment experience of the Variable Account. The illustration shows how the monthly income would vary over time if the investment return on the assets held in each Portfolio of the Fund were a uniform, gross, after-tax annual rate of 0 percent, 5.06 percent and 12 percent. The incomes would be different from those shown if the gross annual investment returns average 0 percent, 5.06 percent and 12 percent over a period of years, but fluctuated above and below these averages for individual Contract years.

The monthly incomes reflect the fact that the net investment return of the Subaccounts of the Variable Account is lower than the gross, after-tax return on the assets held in the Fund as a result of the advisory fee paid by the Fund and charges made against the Subaccounts. The incomes shown take into account the following fees: Growth (0.40%); High Yield (0.40%);
Income (0.40%); Money Market (0.40%); Opportunity Growth (0.40%); Mid Cap
Growth (0.40%); and World Growth (0.85%); and the daily charge to each Subaccount for assuming mortality and expense risks which is equivalent to a charge at an annual current rate of 1.10% of the average assets of the Subaccounts and which is guaranteed never to exceed an annual rate of 1.25%.
After deduction of these amounts, the illustrated gross investment rates of return 0%, 5.06% and 12% correspond to net annual rates of -1.56%, 3.50% and 10.44%, respectively, assuming an average investment advisory fee of 0.46%.

The illustration assumes 100% of the assets are invested in Subaccounts of the Variable Account. For comparison purposes, a current fixed annuity income, available through the Fixed Account, is also provided. The first variable payment is always based on an investment rate of 3.50%. After the first variable annuity payment, future variable payments will increase if the annualized net rate of return exceeds the 3.50%, and will decrease if the annualized net rate of return is less than the 3.50%.

The hypothetical values shown are based upon a male, age 65 selecting a life income with a 10-year guaranteed period and having $100,000 of non-qualified funds at settlement. Upon request, LBVIP will provide a comparable illustration based upon the proposed Annuitant's age, gender (except for Contracts issued in the state of Montana), settlement option, type of funds and cash available at settlement. Contracts purchased in Montana cannot vary on the basis of the Annuitant's gender.




                    Variable Annuity Payout Illustration

Prepared for: Prospect                Commencement Date: 4/30/1998

Prepared by:  Lutheran Brotherhood    Cash Available at Settlement: $100,000
              Variable Insurance
              Products Company

Sex: Male   Date of Birth: 4/30/1933  Funds: Nonqualified

State: MN                             Initial Monthly Income:  $608

Income Option:  Life Income with 10 Year Guaranteed Period

     The monthly variable annuity income amount shown below assumes a constant annual investment return. The assumed investment rate of 3.50% is used to calculate the first monthly payment. Thereafter, monthly payments will increase or decrease based upon the relationship between 3.50% and the performance of the Subaccounts selected. The investment returns shown are hypothetical and not a representation of future results.

                                                  Annual Rate of Return
                                      --------------------------------------
                                     0% Gross     5.06% Gross   12.00% Gross
      Date                   Age   (-1.56% Net)   (3.50% Net)   (10.44% Net)
-----------------------      ---   ------------   ------------  ------------
  April 30, 1998             65       $608           $608         $  608
  April 30, 1999             66        578            608            649
  April 30, 2000             67        550            608            692
  April 30, 2001             68        523            608            739
  April 30, 2002             69        498            608            788
  April 30, 2007             74        387            608          1,090
  April 30, 2012             79        301            608          1,508
  April 30, 2017             84        235            608          2,087
  April 30, 2022             89        183            608          2,886
  April 30, 2027             94        142            608          3,993
  April 30, 2032             99        111            608          5,524
  April 30, 2033            100        105            608          5,894

If 100% of your cash available at settlement was applied to provide a fixed annuity on the commencement date of this illustration, the fixed annuity income amount would be $687.

Net rates of return reflect expenses totaling 1.56%, which consist of the current 1.10% Variable Account mortality and expense risk charge and 0.46% for the Fund advisory fee (this is an average with the actual varying from 0.40% to 0.85%).


This is an illustration only and not a contract.

                    STATEMENT OF ADDITIONAL INFORMATION

                        INDIVIDUAL FLEXIBLE PREMIUM
                         VARIABLE ANNUITY CONTRACT
                                 ISSUED BY
                       LUTHERAN BROTHERHOOD VARIABLE
                         INSURANCE PRODUCTS COMPANY

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus dated May 1, 1998 (the "Prospectus") describing an individual flexible premium variable annuity contract (the
"Contract") being offered by Lutheran Brotherhood Variable Insurance
Products Company ("LBVIP"). Purchase payments will be allocated to one or more Subaccounts of LBVIP Variable Annuity Account I (the "Variable
Account"), a separate account of LBVIP and/or to the Fixed Account (which is the general account of LBVIP, and which pays interest at a guaranteed fixed rate).  Much of the information contained in this Statement of Additional
Information expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained from Lutheran Brotherhood Variable Insurance
Products Company, 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Capitalized terms used in this Statement of Additional Information that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

           ------------------------------------------------


                        TABLE OF CONTENTS
                                                               Page
INTRODUCTION                                                    2
ADMINISTRATION OF THE CONTRACTS                                 2
CUSTODY OF ASSETS                                               2
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS                2
DISTRIBUTION OF THE CONTRACTS                                   3
CALCULATION OF PERFORMANCE                                      3
      Money Market Subaccount                                   3
      Other Subaccounts                                         4
FINANCIAL STATEMENTS OF VARIABLE ACCOUNT                        7
COMMENT ON FINANCIAL STATEMENTS OF LBVIP                       17
FINANCIAL STATEMENTS OF LBVIP                                  17
APPENDIX C - STATE PREMIUM TAX CHART                          C-1

           ------------------------------------------------

         The date of this Statement of Additional Information
                        is May 1, 1998.


                            INTRODUCTION

The Contracts are being offered by LBVIP, a stock life insurance company that is an indirect subsidiary of Lutheran Brotherhood. LBVIP is offering the Contract only to persons who are eligible for membership in Lutheran
Brotherhood, unless otherwise required by state law. The Contract may be sold to or in connection with retirement plans which may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.


Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of LBVIP and/or to the Fixed Account (which is the general account of LBVIP, and which pays
interest at a guaranteed fixed rate).   The assets of each Subaccount will
be invested solely in a corresponding Portfolio of LB Series Fund, Inc. (the
"Fund"), which is a diversified, open-end management investment company
(commonly known as a "mutual fund"). The Prospectus for the Fund that accompanies the Prospectus describes the investment objectives and attendant risks of the seven Portfolios of the Fund-the Growth Portfolio, the Mid Cap
Growth Portfolio, the High Yield Portfolio, the Income Portfolio, the
Opportunity Growth Portfolio, the World Growth Portfolio and the Money
Market Portfolio. Additional Subaccounts (together with the related additional Portfolios of the Fund) may be added in the future. The
Accumulated Value of the Contract and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the
Portfolios whose shares are held in the Subaccounts designated.  Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by LBVIP.

                        ADMINISTRATION OF THE CONTRACTS

Lutheran Brotherhood performs certain investment and administrative duties for LBVIP pursuant to a written agreement. This agreement includes services performed for the administration of the Contracts along with other insurance products issued by LBVIP. The agreement is automatically renewed each year, unless either party terminates it. Under this agreement, LBVIP pays Lutheran
Brotherhood for salary costs and other services and an amount for indirect costs incurred through LBVIP's use of Lutheran Brotherhood's personnel and facilities. During 1997, LBVIP paid Lutheran Brotherhood $14.95 million for all services provided pursuant to this agreement.


                           CUSTODY OF ASSETS

LBVIP, whose address appears on the cover of the Prospectus, maintains custody of the assets of the Variable Account.

             INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS


The financial statements of LBVIP and the Variable Account included in this Statement of Additional Information have been so included in reliance of Price Waterhouse LLP, independent accountants, given on authority of said firm as experts in accounting and auditing.


The financial statements of LBVIP should be distinguished from those of the Variable Account, and should be considered only as bearing upon the ability of LBVIP to meet its obligations under the Contracts. The financial statements of LBVIP should not be considered as bearing on the investment experience of the assets held in the Variable Account.

                       DISTRIBUTION OF THE CONTRACTS

Lutheran Brotherhood Securities Corp. ("LBSC"), an indirect subsidiary of
Lutheran Brotherhood, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement to which LBVIP and the Variable Account are also parties. The Contracts are sold through LBVIP Representatives who are licensed by state insurance officials to sell the Contracts. These LBVIP
Representatives are also registered representatives of LBSC. The Contracts are offered in all states where LBVIP is authorized to sell variable annuities.

The offering of the Contracts is continuous.

There are no special purchase plans or exchange privileges not described in the Prospectus (see "THE CONTRACTS--Transfers" in the Prospectus).


No charge for sales expense is deducted from premiums at the time premiums are paid. However, a surrender charge, which may be deemed to be a contingent deferred sales charge, is deducted from the Accumulation Value of the Contract in the case where the Contract is surrendered, in whole or in part, before annuity payments begin and, if certain settlement options are selected, at the time annuity payments begin, under the circumstances described in, and in amounts calculated as described in, the Prospectus under the heading "CHARGES AND DEDUCTIONS--Surrender Charge (Contingent
Deferred Sales Charge)".


                        CALCULATION OF PERFORMANCE

Money Market Subaccount

The Prospectus contains information with respect to the yield and effective yield of a hypothetical preexisting account having a balance of one Money
Market Portfolio Subaccount Accumulation Unit at the beginning of a specified seven-day period. Such yield quotations have been calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The effective yield has been calculated by compounding the yield quotation for such period by adding 1 and raising the sum to a power equal to 365/7, and subtracting 1 from the result.

In determining the net change in the value of the account as described in the preceding paragraph, all deductions that are charged to all Contract
Owner accounts have been reflected in proportion to the length of the seven-day base period and the Subaccount's mean (or median) account size.
Deductions from purchase payments and surrender charges assessed have not been reflected in, and realized gains and losses from the sale of securities and unrealized appreciation and depreciation of the Subaccount and the related portfolio company have been excluded from, the computation of yield.

This example illustrates the yield quotation for the Money Market Subaccount for the seven-day period ended December 31, 1997:


Value of hypothetical pre-existing account with exactly
  one Accumulation Unit at the beginning of the period          $1.545282

Value of same account (excluding capital changes) at end
  of the seven-day period                                       $1.546619

Net change in account value                                     $0.001336

Base Period Return:
Net change in account value divided by beginning account value  $0.000865

Annualized Current Yield [0.000865 X (365/7)]                       4.51%

Effective Yield (0.000865 + 1)365/7-1                               4.61%


The annualization of a seven-day average yield is not a representation of future actual yield.


Other Subaccounts

The Prospectus contains information with respect to yield quotations by Subaccounts other than the Money Market Subaccount. These yield quotations are based on a 30-day (or one month) period computed by dividing the net investment income per accumulation unit earned during the period (the net investment income earned by the Fund portfolio attributable to shares owned by the Subaccount less expenses incurred during the period) by the maximum offering price per Accumulation Unit on the last day of the period, by setting yield equal to two times the difference between the sixth power of one plus the designated ratio and one, where the designated ratio is the difference between the net investment income earned during the period and the expenses accrued for the period (net of reimbursement) divided by the product of the average daily number of Accumulation Units outstanding during the period and the maximum offering price per Accumulation Unit on the last day of the period.

For fees that vary with the size of the Contract, a Contract size equal to the mean (or median) Contract size has been assumed.

The following example illustrates the annualized current yield calculation for the High Yield Subaccount for the 30-day base period ended December 31, 1997:


Dividends and interest earned by the High Yield Subaccount
  during the base period                                     $6,714,928
Expenses accrued for the base period                         $1,050,235
                                                             ----------
                                                             $5,664,693(A)
                                                             ----------

Product of the maximum public offering price on the
  last day of the base period and the average daily
  number of Units outstanding during the base period
  that were entitled to receive dividends
  ($27.484585 x 31,127,720 Units) =                          $855,532,466(B)
                                                              ============

Quotient of dividends and interest earned minus expenses
  accrued divided by product of maximum public offering
  price multiplied by average Units outstanding
  (A divided by B) =                                           0.006621(C)
Adding one and raising total to the 6th power (C + 1)6=        1.040389(D)
Annualized current yield [2(D - 1) X 100] =                       8.08%


The following example illustrates the annualized current yield calculation for the Income Subaccount for the 30-day base period ended December 31, 1997:

Dividends and interest earned by the Income Subaccount
during the base period                                        $3,450,191
Expenses accrued for the base period                          $  748,448
                                                               ------------
                                                              $2,701,743(A)
                                                              ============

Product of the maximum public offering price on the
  last day of the base period and the average daily
  number of Units outstanding during the base period
  that were entitled to receive dividends
  ($20.855134 x 29,214,314 Units) =                        $609,268,433(B)
                                                            ============

Quotient of dividends and interest earned minus expenses
  accrued divided by product of maximum public offering
  price multiplied by average Units
  outstanding (A divided by B) =                               0.004434(C)
Adding one and raising total to the 6th power (C + 1)6 =       1.026901(D)
Annualized current yield [2(D-1) X 100] =                      5.38%



Annualized current yield of any specific base period is not a representation of future actual yield.

The Prospectus contains information with respect to performance data for the Subaccounts of the Variable Account. Such performance data includes average annual total return quotations for the 1, 5 and 10-year periods (or such shorter time period during which the Contracts have been offered) computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods (or such shorter time period during which the Contracts have been offered) that would equate the initial amount invested to the ending redeemable value, by equating the ending redeemable value to the product of a hypothetical initial payment of $1,000, and one plus the average annual total return raised to a power equal to the applicable number of years.

Such performance data assumes that any applicable charges have been deducted from the initial $1,000 payment and includes all recurring fees that are charged to all Contract Owners. If recurring fees charged to Contract Owners are paid other than by redemption of Accumulation Units, such fees will be appropriately reflected.

Average annual total return for any specific period is not a representation of future actual results. Average annual total return assumes a steady rate of growth. Actual performance fluctuates and will vary from the quoted results for periods of time within the quoted periods.


The following example illustrates the average annual total return for the Growth Subaccount from the date of inception through December 31, 1997:


Hypothetical $1,000 initial investment on March 8, 1988          $1,000

Ending redeemable value of the investment on December 31,
   1997 (after deferred sales charge)                            $3,802

Total return for the period is the difference between the
  ending redeemable value and the hypothetical $1,000
  initial investment divided by the hypothetical $1,000
  initial investment; the result is expressed in terms
  of a percentage (For example, 2 equals 200%)                    280.19%*

Average annual total return from inception through
  December 31, 1997 is the sum of the total return calculated above plus one; such sum is raised to the power of 1/n where
  n is expressed as nine years and 10 months; the result is
  reduced by one and is expressed in terms of a percentage
  (For example, 0.2 equals 20%)                                     14.56%*


The following example illustrates the average annual total return for the High Yield Subaccount from the date of inception through the period ended
December 31, 1997:

Hypothetical $1,000 initial investment on March 8, 1988           $1,000

Ending redeemable value of the investment on December 31, 1997
  (after deferred sales charge)                                   $2,747

Total return for the period is the difference between the
  ending redeemable value and the hypothetical $1,000
  initial investment divided by the hypothetical $1,000
  initial investment; the result is expressed in terms of
  a percentage (For example, 2 equals 200%)                       174.85%*

Average annual total return from inception through
  December 31, 1997 is the sum of the total return
  calculated above plus one; such sum is raised to the
  power of 1/n where n is expressed as nine years
  and 10 months; the result is reduced by one and is
  expressed in terms of a percentage
  (For example, 0.2 equals 20%)                                     10.84%*


The following example illustrates the average annual total return for the Income Subaccount from the date of inception through December 31, 1997:

Hypothetical $1,000 initial investment on March 8, 1988           $1,000

Ending redeemable value of the investment on December 31, 1997
  (after deferred sales charge)                                   $2,086

Total return for the period is the difference between
  the ending redeemable value and the hypothetical $1,000
  initial investment divided by the hypothetical $1,000
  initial investment; the result is expressed in
  terms of a percentage (For example, 2 equals 200%)             108.55%*

Average annual total return from inception through
  December 31, 1997 is the sum of the total return
  calculated above plus one; such sum is raised to the
  power of 1/n where n is expressed as nine years
  and 10 months; the result is reduced by one and is
  expressed in terms of a percentage
  (For example, 0.2 equals 20%)                                      7.77%*

The following example illustrates the average annual total return for the Money Market Subaccount from the date of inception through December 31, 1997:

Hypothetical $1,000 initial investment on February 18, 1988       $1,000

Ending redeemable value of the investment on December 31, 1997
  (after deferred sales charge)                                   $1,547

Total return for the period is the difference between
  the ending redeemable value and the hypothetical $1,000
  initial investment divided by the hypothetical $1,000
  initial investment; the result is expressed
  in terms of a percentage (For example, 2 equals 200%)           54.70%*

Average annual total return from inception through
  December 31, 1997 is the sum of the total return
  calculated above plus one; such sum is raised to the
  power of 1/n where n is expressed as nine years
  and 11 months; the result is reduced by one and is
  expressed in terms of a percentage
  (For example, 0.2 equals 20%)                                     4.52%*
-----------------------

The following example illustrates the average annual total return for the Opportunity Growth Subaccount from the date of inception through the period ended December 31, 1997:

Hypothetical $1,000 initial investment on January 18, 1996        $1,000

Ending redeemable value of the investment on
  December 31, 1997 (after deferred sales charge)                 $1,124

Total return for the period is the difference between the
  ending redeemable value and the hypothetical $1,000
  initial investment divided by the hypothetical $1,000
  initial investment; the result is expressed in terms of
  a percentage (For example, 2 equals 200%)                          12.42%*

Average annual total return from inception through December
  31, 1997 is the sum of the total return calculated above
  plus one; such sum is raised to the power of 1/n where n
  is expressed as one year and 347 days; the result is
  reduced by one and is expressed in terms of a percentage
  (For example, 0.2 equals 20%)...................................... 6.18%

The following example illustrates the average annual total return for the World Growth Subaccount from the date of inception through December 31, 1997:

Hypothetical $1,000 initial investment on January 18, 1996        $1,000

Ending redeemable value of the investment on December 31, 1997
  (after deferred sales charge)                                   $1,061

Total return for the period is the difference between the
  ending redeemable value and the hypothetical $1,000
  initial investment divided by the hypothetical $1,000
  initial investment; the result is expressed in terms
  of a percentage (For example, 2 equals 200%)                       6.10%*

Average annual total return from inception through December
  31, 1997 is the sum of the total return calculated above
  plus one; such sum is raised to the power of 1/n where n
  is expressed as one year and 347 days; the result is
  reduced by one and is expressed in terms of a percentage
  (For example, 0.2 equals 20%)..................................... 3.08%
-----------------------------

*Does not include the annual administrative charge of $30 deducted from any Contract for which the total of premiums paid under such Contract minus all prior surrenders is less than $5,000 or the Accumulated Value is less than $5,000. Premium taxes may apply depending on various states' laws.
Inclusion of the administrative charge would reduce the total return figures shown above.


                 FINANCIAL STATEMENTS OF VARIABLE ACCOUNT

Set forth on the following pages are the audited financial statements of the Variable Account.


                                         3100 Multifoods Tower
                                         33 South Sixth Street
                                         Minneapolis, MN 55402-3795
Price Waterhouse
[GRAPHIC OMITTED:  LOGO]

                 Report of Independent Accountants

To Lutheran Brotherhood Variable Insurance
Products Company and Contract Owners of
LBVIP Variable Annuity Account I

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Opportunity Growth, World Growth, Growth, High
Yield, Income, and Money Market subaccounts of LBVIP Variable
Annuity Account I at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Lutheran Brotherhood
Variable Insurance Products Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/S/Price Waterhouse LLP

March 20, 1998






LBVIP Variable Annuity Account I
Opportunity Growth Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1997


ASSETS:
Investment in LB Series Fund, Inc. 15,739,271
shares at net asset value of $11.55 per share
(cost $183,480,242)                                                   $181,764,690
Receivable from LBVIP for units issued                                     559,516
Receivable from LBVIP for annuity
reserve adjustment                                                             655
                                                                      ------------
Total assets                                                           182,324,861
                                                                      ------------
LIABILITIES:
Payable to LBVIP for mortality and expense
risk charge                                                                177,828
                                                                      ------------
Total liabilities                                                          177,828
                                                                      ------------
NET ASSETS                                                            $182,147,033
                                                                      ============
NET ASSETS APPLICABLE TO ANNUITY
CONTRACT OWNERS:
Contracts in accumulation period,  accumulation
units outstanding of 15,467,334                                       $182,083,091
Reserves for contracts in annuity payment
period (note 2)                                                             63,942
                                                                      ------------
NET ASSETS                                                            $182,147,033
                                                                      ============
Unit Value (net assets divided by units outstanding)                        $11.77
                                                                            ======






Statement of Operations
Year ended December 31, 1997


INVESTMENT INCOME:
Dividend Income                                                           $983,665
Mortality and expense risk charge                                       (1,738,086)
                                                                      ------------
Net investment loss                                                       (754,421)
                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                                            34,347
Net change in unrealized appreciation
of investments                                                           2,307,213
                                                                      ------------
Net gain on investments                                                  2,341,560
                                                                      ------------
Net increase in net assets resulting
from operations                                                         $1,587,139
                                                                      ============






Statement of Changes in Net Assets
Years Ended December 31, 1997 and 1996
                                                                    1997             1996
                                                                ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss                                              $(754,421)         $(597,846)
Net realized gain on investments                                    34,347          4,264,709
Net change in unrealized appreciation or depreciation
of investments                                                   2,307,213         (4,022,765)
                                                              ------------       ------------
Net change in net assets resulting from operations               1,587,139           (355,902)
                                                              ------------       ------------
UNIT TRANSACTIONS:
Proceeds from units issued                                      33,692,902         43,517,652
Net asset value of units redeemed                               (7,479,333)        (2,892,479)
Annuity benefit payments                                            (4,103)              (268)
Adjustments to annuity reserves                                        598                 57
Transfers from other subaccounts                                57,634,622        102,374,029
Transfers to other subaccounts                                 (32,568,302)       (18,280,708)
Transfers from fixed account                                     1,178,152          4,483,673
Transfers to fixed account                                        (548,419)          (192,277)
                                                              ------------       ------------
Net increase in net assets from unit transactions               51,906,117        129,009,679
                                                              ------------       ------------
Net increase in net assets                                      53,493,256        128,653,777
NET ASSETS:
Beginning of period                                            128,653,777                 --
                                                              ------------       ------------
End of period                                                 $182,147,033       $128,653,777
                                                              ============       ============

The accompanying notes are an integral part of the financial statements.






LBVIP Variable Annuity Account I
World Growth Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1997


ASSETS:
Investment in LB Series Fund, Inc. 12,013,470
shares at net asset value of $11.12 per share
(cost $127,627,101)                                                   $133,596,755
Receivable from LBVIP for annuity
reserve adjustment                                                             513
                                                                      ------------
Total assets                                                           133,597,268
                                                                      ------------
LIABILITIES:
Payable to LBVIP for units redeemed                                         24,492
Payable to LBVIP for mortality and expense
risk charge                                                                131,601
                                                                      ------------
Total liabilities                                                          156,093
                                                                      ------------
NET ASSETS                                                            $133,441,175
                                                                      ============
NET ASSETS APPLICABLE TO ANNUITY
CONTRACT OWNERS:
Contracts in accumulation period,  accumulation
units outstanding of 12,001,805                                       $133,337,778
Reserves for contracts in annuity payment
period (note 2)                                                            103,397
                                                                      ------------
NET ASSETS                                                            $133,441,175
                                                                      ============
Unit Value (net assets divided by units outstanding)                        $11.11
                                                                            ======





Statement of Operations
Year ended December 31, 1997


INVESTMENT INCOME:
Dividend Income                                                         $1,512,594
Mortality and expense risk charge                                       (1,321,226)
                                                                      ------------
Net investment income                                                      191,368
                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                                           262,685
Net change in unrealized appreciation
of investments                                                             378,998
                                                                      ------------
Net gain on investments                                                    641,683
                                                                      ------------
Net increase in net assets resulting
from operations                                                           $833,051
                                                                      ============






Statement of Changes in Net Assets
Years Ended December 31, 1997 and 1996
                                                                    1997              1996
                                                                ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                             $191,368          $202,761
Net realized gain on investments                                   262,685             4,234
Net change in unrealized appreciation or depreciation
of investments                                                     378,998         5,590,656
                                                              ------------      ------------
Net increase in net assets resulting from operations               833,051         5,797,651
                                                              ------------      ------------
UNIT TRANSACTIONS:
Proceeds from units issued                                      27,277,486        30,629,123
Net asset value of units redeemed                               (5,445,427)       (2,173,209)
Annuity benefit payments                                            (5,294)             (348)
Adjustments to annuity reserves                                        453                60
Transfers from other subaccounts                                36,771,421        62,246,080
Transfers to other subaccounts                                 (18,590,541)       (7,526,736)
Transfers from fixed account                                     1,108,601         2,999,363
Transfers to fixed account                                        (376,927)         (103,632)
                                                              ------------      ------------
Net increase in net assets from unit transactions               40,739,772        86,070,701
                                                              ------------      ------------
Net increase in net assets                                      41,572,823        91,868,352
NET ASSETS:
Beginning of period                                             91,868,352                --
                                                              ------------      ------------
End of period                                                 $133,441,175       $91,868,352
                                                              ============      ============

The accompanying notes are an integral part of the financial statements.






LBVIP Variable Annuity Account I
Growth Subaccount
Financial Statements


ASSETS:
Investment in LB Series Fund, Inc. 72,272,585
shares at net asset value of $21.58 per share
(cost $1,108,075,175)                                               $1,559,907,110
Receivable from LBVIP for units issued                                     179,583
                                                                    --------------
Total assets                                                         1,560,086,693
                                                                    --------------
LIABILITIES:
Payable to LBVIP for mortality and expense
risk charge                                                              1,530,627
Payable to LBVIP for annuity reserve adjustment                                245
                                                                    --------------
Total liabilities                                                        1,530,872
                                                                    --------------
NET ASSETS                                                          $1,558,555,821
                                                                    ==============
NET ASSETS APPLICABLE TO ANNUITY
CONTRACT OWNERS:
Contracts in accumulation period, accumulation
units outstanding of 40,950,649                                     $1,556,887,866
Reserves for contracts in annuity payment
period (note 2)                                                          1,667,955
                                                                    --------------
NET ASSETS                                                          $1,558,555,821
                                                                    ==============
Unit value (net assets divided by units outstanding)                        $38.02
                                                                            ======






Statement of Operations
Year ended December 31, 1997


INVESTMENT INCOME:
Dividend Income                                                        $15,211,978
Mortality and expense risk charge                                      (15,260,092)
                                                                      ------------
Net investment loss                                                        (48,114)
                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                                       171,878,498
Net change in unrealized appreciation
or depreciation of investments                                         170,093,329
                                                                      ------------
Net gain on investments                                                341,971,827
                                                                      ------------
Net increase in net assets resulting
from operations                                                       $341,923,713
                                                                    ==============






Statement of Changes in Net Assets
Years Ended December 31, 1997 and 1996
                                                                    1997             1996
                                                                ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)                                       $(48,114)        $3,013,161
Net realized gain on investments                                 171,878,498       125,045,509
Net change in unrealized appreciation or depreciation
of investments                                                   170,093,329        70,854,414
                                                              --------------    --------------
Net increase in net assets resulting from operations             341,923,713       198,913,084
                                                              --------------    --------------
UNIT TRANSACTIONS:
Proceeds from units issued                                       121,715,660       119,207,994
Net asset value of units redeemed                                (72,781,744)      (46,253,842)
Annuity benefit payments                                            (113,156)          (64,069)
Adjustments to annuity reserves                                        3,514             5,294
Transfers from other subaccounts                                 116,505,569       112,569,202
Transfers to other subaccounts                                  (107,949,338)     (147,948,021)
Transfers from fixed account                                       3,858,748         6,967,990
Transfers to fixed account                                        (5,054,325)       (2,630,709)
                                                              --------------    --------------
Net increase in net assets from unit transactions                 56,184,928        41,853,839
                                                              --------------    --------------
Net increase in net assets                                       398,108,641       240,766,923
NET ASSETS:
Beginning of period                                            1,160,447,180       919,680,257
                                                              --------------    --------------
End of period                                                 $1,558,555,821    $1,160,447,180
                                                              ==============    ==============

The accompanying notes are an integral part of the financial statements.






LBVIP Variable Annuity Account I
High Yield Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1997


ASSETS:
Investment in LB Series Fund, Inc. 82,257,157
shares at net asset value of $10.44 per share
(cost $827,583,877)                                                   $858,485,916
Receivable from LBVIP for units issued                                     664,652
Receivable from LBVIP for annuity
reserve adjustment                                                           1,629
                                                                      ------------
Total assets                                                           859,152,197
                                                                      ------------
LIABILITIES:
Payable to LBVIP for mortality and expense
risk charge                                                                847,345
                                                                      ------------
Total liabilities                                                          847,345
                                                                      ------------
NET ASSETS                                                            $858,304,852
                                                                      ============
NET ASSETS APPLICABLE TO ANNUITY
CONTRACT OWNERS:
Contracts in accumulation period, accumulation
units outstanding of 31,175,954                                       $857,438,917
Reserves for contracts in annuity payment
period (note 2)                                                            865,935
                                                                      ------------
NET ASSETS                                                            $858,304,852
                                                                      ============
Unit value (net assets divided by units outstanding)                        $27.50
                                                                            ======






Statement of Operations
Year ended December 31, 1997


INVESTMENT INCOME:
Dividend Income                                                        $75,476,621
Mortality and expense risk charge                                       (8,725,501)
                                                                      ------------
Net investment income                                                   66,751,120
                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                                           371,340
Net change in unrealized appreciation
of investments                                                          29,696,530
                                                                      ------------
Net gain on investments                                                 30,067,870
                                                                      ------------
Net increase in net assets resulting
from operations                                                        $96,818,990
                                                                      ============






Statement of Changes in Net Assets
Years Ended December 31, 1997 and 1996
                                                                    1997              1996
                                                                ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                            $66,751,120      $59,515,516
Net realized gain (loss) on investments                              371,340          (19,094)
Net change in unrealized appreciation or depreciation
of investments                                                    29,696,530        7,891,668
                                                                ------------     ------------
Net increase in net assets resulting from operations              96,818,990       67,388,090
                                                                ------------     ------------
UNIT TRANSACTIONS:
Proceeds from units issued                                        83,390,722       81,132,453
Net asset value of units redeemed                                (54,543,335)     (40,686,138)
Annuity benefit payments                                             (83,214)         (60,442)
Adjustments to annuity reserves                                          400            3,946
Transfers from other subaccounts                                  69,936,982       74,935,240
Transfers to other subaccounts                                   (64,860,132)     (97,051,120)
Transfers from fixed account                                       2,785,388        5,263,179
Transfers to fixed account                                        (2,996,124)      (1,410,377)
                                                                ------------     ------------
Net increase in net assets from unit transactions                 33,630,687       22,126,741
                                                                ------------     ------------
Net increase in net assets                                       130,449,677       89,514,831
NET ASSETS:
Beginning of period                                              727,855,175      638,340,344
                                                                ------------     ------------
End of period                                                   $858,304,852     $727,855,175
                                                                ============     ============

The accompanying notes are an integral part of the financial statements.






LBVIP Variable Annuity Account I
Income Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1997


ASSETS:
Investment in LB Series Fund, Inc. 61,499,533
shares at net asset value of $9.92 per share
(cost $610,714,480)                                                   $609,879,058
Receivable from LBVIP for units issued                                     134,074
Receivable from LBVIP for annuity
reserve adjustment.                                                          3,764
                                                                      ------------
Total assets                                                           610,016,896
                                                                      ------------
LIABILITIES:
Payable to LBVIP for mortality and expense
risk charge                                                                603,779
                                                                      ------------
Total liabilities                                                          603,779
                                                                      ------------
NET ASSETS                                                            $609,413,117
                                                                      ============
NET ASSETS APPLICABLE TO ANNUITY
CONTRACT OWNERS:
Contracts in accumulation period, accumulation
units outstanding of 29,190,381                                       $608,769,304
Reserves for contracts in annuity payment
period (note 2)                                                            643,813
                                                                      ------------
NET ASSETS                                                            $609,413,117
                                                                      ============
Unit Value (net assets divided by units outstanding)                        $20.86
                                                                            ======






Statement of Operations
Year ended December 31, 1997


INVESTMENT INCOME:
Dividend Income                                                        $39,845,352
Mortality and expense risk charge                                       (6,554,127)
                                                                      ------------
Net investment income                                                   33,291,225
                                                                      ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investments                                        (1,147,328)
Net change in unrealized appreciation
of investments                                                          11,260,158
                                                                      ------------
Net gain on investments                                                 10,112,830
                                                                      ------------
Net increase in net assets resulting
from operations                                                        $43,404,055
                                                                      ============






Statement of Changes in Net Assets
Years Ended December 31, 1997 and 1996
                                                                    1997             1996
                                                                ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                            $33,291,225      $33,554,390
Net realized loss on investments                                  (1,147,328)      (2,022,418)
Net change in unrealized appreciation or depreciation
of investments                                                    11,260,158      (19,505,625)
                                                                ------------     ------------
Net increase in net assets resulting from operations              43,404,055       12,026,347
                                                                ------------     ------------
UNIT TRANSACTIONS:
Proceeds from units issued                                        47,699,752       55,916,013
Net asset value of units redeemed                                (50,716,293)     (43,936,380)
Annuity benefit payments                                             (61,071)         (45,486)
Adjustments to annuity reserves                                        2,027            5,427
Transfers from other subaccounts                                  28,562,567       35,547,064
Transfers to other subaccounts                                   (64,107,347)     (99,484,197)
Transfers from fixed account                                       1,415,714        4,215,137
Transfers to fixed account                                        (2,158,631)      (3,061,354)
                                                                ------------     ------------
Net decrease in net assets from unit transactions                (39,363,282)     (50,843,776)
                                                                ------------     ------------
Net change in net assets                                           4,040,773      (38,817,429)
NET ASSETS:
Beginning of period                                              605,372,344      644,189,773
                                                                ------------     ------------
End of period                                                   $609,413,117     $605,372,344
                                                                ============     ============

The accompanying notes are an integral part of the financial statements.






LBVIP Variable Annuity Account I
Money Market Subaccount
Financial Statements

Statement of Assets and Liabilities
December 31, 1997


ASSETS:
Investment in LB Series Fund, Inc. 63,974,300
shares at net asset value of $1.00 per share
(cost $63,974,300)                                                     $63,974,300
Receivable from LBVIP for annuity
reserve adjustment                                                             464
                                                                      ------------
Total assets                                                            63,974,764
                                                                      ------------
LIABILITIES:
Payable to LBVIP for units redeemed                                         91,479
Payable to LBVIP for mortality and expense
risk charge                                                                 63,228
                                                                      ------------
Total liabilities                                                          154,707
                                                                      ------------
NET ASSETS                                                             $63,820,057
                                                                      ============
NET ASSETS APPLICABLE TO ANNUITY
CONTRACT OWNERS:
Contracts in accumulation period, accumulation
units outstanding of 41,033,991                                        $63,463,936
Reserves for contracts in annuity payment
period (note 2)                                                            356,121
                                                                      ------------
NET ASSETS                                                             $63,820,057
                                                                      ============
Unit Value (net assets divided by units outstanding)                         $1.55
                                                                            ======






Statement of Operations
Year ended December 31, 1997


INVESTMENT INCOME:
Dividend Income                                                         $3,119,876
Mortality and expense risk charge                                         (651,479)
                                                                      ------------
Net investment income                                                   $2,468,397
                                                                      ============






Statement of Changes in Net Assets
Years Ended December 31, 1997 and 1996
                                                                    1997             1996
                                                                ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                             $2,468,397       $1,850,162
                                                                ------------     ------------
UNIT TRANSACTIONS:
Proceeds from units issued                                        35,436,541       30,645,088
Net asset value of units redeemed                                 (8,971,221)      (4,147,845)
Annuity benefit payments                                             (90,013)            (702)
Adjustments to annuity reserves                                          429               66
Transfers from other subaccounts                                  70,342,109       43,450,403
Transfers to other subaccounts                                   (91,677,608)     (60,831,236)
Transfers from fixed account                                       3,773,988        5,526,699
Transfers to fixed account                                        (3,052,394)      (2,202,304)
                                                                ------------     ------------
Net increase in net assets from unit transactions                  5,761,831       12,440,169
                                                                ------------     ------------
Net increase in net assets                                         8,230,228       14,290,331
NET ASSETS:
Beginning of period                                               55,589,829       41,299,498
                                                                ------------     ------------
End of period                                                    $63,820,057      $55,589,829
                                                                ============     ============

The accompanying notes are an integral part of the financial statements.





LBVIP Variable Annuity Account I
Notes to Financial Statements
December 31, 1997

(1) ORGANIZATION

The LBVIP Variable Annuity Account I (the Variable Account), a unit investment trust registered under the Investment Company Act of 1940, was established as a separate account of Lutheran Brotherhood Variable Insurance Products Company (LBVIP) in 1987, pursuant to the laws of the State of Minnesota. LBVIP offers financial services to Lutherans and through its parent, Lutheran Brotherhood Financial Corporation, is a wholly owned subsidiary of Lutheran Brotherhood, a fraternal benefit society. The Variable Account contains six subaccounts--Opportunity Growth, World Growth, Growth, High Yield, Income and Money Market--each of which invests only in a corresponding portfolio of the LB Series Fund, Inc. (the Fund). The Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

The Variable Account is used to support only flexible premium deferred variable annuity contracts issued by LBVIP. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of LBVIP. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by LBVIP.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Fund are stated at the net asset value of the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

LBVIP is taxed as a life insurance company and includes its flexible premium deferred variable annuity operations in its tax return. LBVIP anticipates no tax liability resulting from the operations of the Variable Account. Consequently, no provision for income taxes has been charged against the Variable Account.

Annuity Reserves

Annuity reserves are computed for currently payable contracts according to the 1983 Table A mortality table. The assumed interest is 3.5 percent. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reimbursed to LBVIP. If additional reserves are required, LBVIP reimburses the Variable Account.

Other

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

Proceeds received by the Variable Account from units issued represent gross contract premiums received by LBVIP less any applicable premium taxes. Premium tax deductions were $2,590 and $2,217 in 1997 and 1996, respectiverly. No charge for sales distribution expense is deducted from premiums received.

A surrender charge is deducted from the accumulated value of the contract to compensate LBVIP if a contract is surrendered in whole or in part during the first six years the contract is in force. The surrender charge is 6% during the first contract year, and decreases by 1% each subsequent contract year. For purposes of the surrender charge calculation, up to 10% of a contract's accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account. Surrender charges of $1,434,930 and $1,161,902 were deducted in 1997 and 1996, respectively.

An annual administrative charge of $30 is deducted on each contract anniversary from the accumulated value of the contract to compensate LBVIP for administrative expenses relating to the contract and the Variable Account. This charge is deducted by redeeming units of the subaccounts of the Variable Account. No such charge is deducted from contracts which total premiums paid, less surrenders, equals or exceeds $5,000. No administrative charge is payable during the annuity period. Administrative charges of $372,139 and $407,495 were deducted in 1997 and 1996, respectively.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate LBVIP for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.1% of the average daily net assets of the Variable Account. Mortality and expense risk charges of $34,250,511 and $27,568,167 were deducted in 1997 and 1996, respectively.

A fixed account investment option is available for Contract Owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of LBVIP and invested by LBVIP as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements. The asset value of net transfers to the fixed account was ($66,229) and $19,855,388 in 1997 and 1996, respectively.






(4) UNIT ACTIVITY

Transactions in accumulation units (including transfers among subaccounts) were as follows:

                                                                          Subaccounts
                        ----------------------------------------------------------------------------------------------------------
                          Opportunity            World                                 High                               Money
                             Growth              Growth             Growth             Yield            Income            Market
                        ----------------     --------------     --------------     ------------     ------------     -------------

Units outstanding at
  December 31, 1995               N/A               N/A           37,698,847        28,924,180       33,922,942         28,959,961
  Units issued             12,847,883         9,458,349            9,323,597         7,236,285        5,452,779         55,255,678
  Units redeemed           (1,939,892)       (1,051,724)          (7,746,487)       (6,299,047)      (8,175,284)       (46,750,231)
                       --------------    --------------       --------------    --------------   --------------     --------------
Units outstanding at
  December 31, 1996        10,907,991         8,406,625           39,275,957        29,861,418       31,200,437         37,465,408
  Units issued              8,253,738         5,912,478            7,471,667         6,371,968        4,180,641         72,622,680
  Units redeemed           (3,694,395)       (2,317,298)          (5,796,975)       (5,057,432)      (6,190,697)       (69,054,097)
                       --------------    --------------       --------------    --------------   --------------     --------------
Units outstanding at
  December 31, 1997        15,467,334        12,001,805           40,950,649        31,175,954       29,190,381         41,033,991
                       ==============    ==============       ==============    ==============   ==============     ==============






(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the LB Series Fund, Inc. were as follows:

                                                                          Subaccounts
                        ----------------------------------------------------------------------------------------------------------
                          Opportunity            World                                 High                              Money
                             Growth              Growth             Growth             Yield           Income            Market
                        ----------------     --------------     --------------     ------------     ------------     -------------

For the year ended
  December 31, 1996
  Purchases             $132,537,116          $86,244,541       $188,813,231      $101,093,639       $47,511,313       $36,361,216
  Sales                      194,277              230,057         23,151,710        19,309,270        64,467,771        22,527,444

For the year ended
  December 31, 1997
  Purchases               57,799,961           43,916,921        249,475,346       118,503,484        46,920,269        44,184,828
  Sales                    6,693,213            2,488,675         27,449,765        18,155,728        53,150,762        35,707,381




                 COMMENTS ON FINANCIAL STATEMENTS OF LBVIP

The financial statements of LBVIP included in this Statement of Additional Information should be considered as bearing only upon the ability of LBVIP to meet its obligations under the Contracts. The value of the interests of Contract Owners, Annuitants and Beneficiaries under the Contracts are affected primarily by the investment experience of the Subaccounts of the Variable Account. The financial statements of LBVIP should not be considered as bearing on the investment performance of the assets held in the Variable Account.



                     FINANCIAL STATEMENTS OF LBVIP

Set forth on the following pages are the audited financial statements of LBVIP.


3100 Multifoods Tower                          Telephone 612 332 7000
33 South Sixth Street                          Facsimile 612 332 6711
Minneapolis, MN 55402-3795

Price Waterhouse LLP                                             [LOGO]


Report of Independent Accountants


March 12, 1998

To The Board of Directors and Stockholder of Lutheran Brotherhood Variable
  Insurance Products Company

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Lutheran Brotherhood Variable Insurance Products Company (the Company) at December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
Price Waterhouse


                                                       1997          1996
     Assets

Investments:
  Fixed income securities available
    for sale, at fair value                        $  230,063     $  170,500
  Loans to contract holders                             5,617          4,322
                                                   ----------     ----------
    Total investments                                 235,680        174,822

Cash and cash equivalents                               6,747         18,535
Deferred policy acquisition costs                     160,697        144,493
Investment income due and accrued                       2,733          2,001
Other assets                                            5,244          4,881
Separate account assets                             3,580,001      2,903,551
                                                   ----------     ----------
    Total assets                                   $3,991,102     $3,248,283
                                                   ==========     ==========

    Liabilities and Stockholder's Equity

Liabilities:
  Contract reserves                                $  222,243     $  180,092
  Benefits in the process of payment                    7,516          5,166
  Other liabilities                                    19,398         14,972
  Separate account liabilities                      3,580,001      2,903,551
                                                   ----------     ----------
    Total liabilities                               3,829,158      3,103,781

Stockholder's equity:
  2,000,000 shares authorized,
     issued and outstanding                             2,000          2,000
  Additional paid-in capital                          113,800        118,800
  Net unrealized gains                                  2,501            292
  Retained earnings                                    43,643         23,410
                                                   ----------     ----------
    Total stockholder's equity                        161,944        144,502
                                                   ----------     ----------
    Total liabilities and stockholder's equity     $3,991,102     $3,248,283
                                                   ==========     ==========

                          The accompanying notes are an
                 integral part of these financial statements.


                                                1997      1996      1995

Revenues:
  Net investment income                        $14,771   $11,402   $10,666
  Net realized investment gains                    374     2,751        49
  Contract charges                              46,523    38,983    32,664
  Other income                                   3,332     2,717     1,106
                                               -------   -------   -------
    Total revenues                              65,000    55,853    44,485

Benefits and other deductions:
  Net additions to contract reserves             2,121     2,567       275
  Contractholder benefits                       13,718    11,763    10,241
  Commissions                                   17,076    16,960    11,395
  Operating expenses                            22,561    18,513    15,310
  Increase in deferred policy
    acquisition costs                          (17,799)  (15,757)  (13,599)
                                               -------   -------   -------
    Total benefits and other deductions         37,677    34,046    23,622

Income (loss) from operations before
   income taxes                                 27,323    21,807    20,863

Provision for income taxes                       7,090     7,479     3,722
                                               -------   -------   -------
Net income (loss)                              $20,233   $14,328   $17,141
                                               =======   =======   =======

                           The accompanying notes are an
                  integral part of these financial statements.

                                               Additional      Unrealized	                       Total
                                  Common        Paid-in          Gains         Retained     Stockholder's
                                   Stock        Capital        (Losses)        Earnings         Equity

Balance at December 31, 1994       $2,000       $118,800        $  (33)        $ (8,059)       $112,708
1995 transactions:
  Net income                                                                     17,141          17,141
  Unrealized gains                                               1,988                            1,988
                                   ------       --------        ------         --------        --------

Balance at December 31, 1995        2,000        118,800         1,955            9,082         131,837
1996 transactions:
  Net income                                                                     14,328          14,328
  Unrealized losses                                             (1,663)                          (1,663)
                                   ------       --------        ------         --------        --------

Balance at December 31, 1996        2,000        118,800           292           23,410         144,502
1997 transactions:
  Net income                                                                     20,233          20,233
  Return of capital                               (5,000)                                        (5,000)
  Unrealized gains                                               2,209                            2,209
                                   ------       --------        ------         --------        --------

Balance at December 31, 1997       $2,000       $113,800        $2,501          $43,643        $161,944
                                   ======       ========        ======          =======        ========


                                               The accompanying notes are an
                                        integral part of these financial statements.




                                                1997      1996      1995

Cash flows from operating activities:
  Net income (loss)                            $20,233   $14,328   $17,141
  Adjustments to reconcile net
    income to net cash provided by
    operating activities:
    Deferred policy acquisition costs          (17,799)  (15,757)  (13,599)
    Realized net investment gains                 (374)   (2,751)      (49)
  Change in operating assets and liabilities:
    Loans to contract holders                   (1,294)   (1,633)   (1,009)
    Other assets                                (1,095)    1,705    (4,321)
    Contract reserves                           42,151    16,307    55,765
    Other liabilities                            3,288     9,572     2,047
    Increase in benefits in process of payment   2,350     1,545       147
    Bond amortization                               99        59        22
                                               -------   -------   -------
     Net cash provided by operating activities  47,559    23,375    56,144
                                               -------   -------   -------

Cash flows from investing activities:
  Proceeds from sale of fixed income
   securities available for sale                27,888    63,535     2,911
  Purchase of fixed income securities
   available for sale                          (82,235)  (93,737)  (54,411)
                                               -------   -------   -------
    Net cash used in investing activities      (54,347)  (30,202)  (51,500)
                                               -------   -------   -------

Cash flows from financing activities:
  Return of capital                             (5,000)
                                               -------   -------   -------
    Net cash used in financing activities       (5,000)
                                               -------   -------   -------

Net (decrease) increase in cash
  and cash equivalents                         (11,788)   (6,827)    4,644
Cash and cash equivalents, beginning of year    18,535    25,362    20,718
                                               -------   -------   -------
Cash and cash equivalents, end of year         $ 6,747   $18,535   $25,362
                                               =======   =======   =======

                       The accompanying notes are an
                integral part of these financial statements.



1.  Organization

Lutheran Brotherhood Variable Insurance Products Company (the Company) offers financial services to Lutherans. The Company, through its parent, Lutheran Brotherhood Financial Corporation (LBFC or Parent), is a wholly owned subsidiary of Lutheran Brotherhood, a fraternal benefit organization.


2.  Summary of Significant Accounting Policies

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, money market instruments and other debt issues with an original maturity of 90 days or less.

Investments
See disclosures regarding the determination of fair value of financial instruments at Note 10.

Carrying value of investments is determined as follows:

        Fixed income securities           Fair value
        Loans to contractholders          Amortized cost

Fixed income securities which may be sold prior to maturity are classified as available for sale.

Realized investment gains and losses on sales of securities are determined on a first in, first out method for fixed income securities and are reported in the Statement of Income. Unrealized investment gains and losses on fixed income securities classified as available for sale, net of the impact of unrealized investment gains and losses on deferred policy acquisitions costs, are excluded from net income and reported in a separate component of stockholder's equity.

Deferred Policy Acquisition Costs
Those costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, certain costs of contract issuance and underwriting, and certain variable agency expenses.

For universal life-type and investment-type contracts, deferred acquisition costs are amortized in proportion to estimated gross profits from mortality, investment, and expense margins. The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross profits are revised.

Separate Accounts
Separate account assets include segregated funds invested by the Company for the benefit of variable life insurance and variable annuity contract owners. The assets (principally investments) and liabilities (principally to contractholders) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are valued at market. The investment income, gains and losses of these accounts generally accrue to the contractholders, and, therefore, are not included in the Company's net income.

Future Contract Benefits
Liabilities for future contract and contract benefits on universal life-type and investment-type contracts are based on the contract account balance.

Premium Revenue and Benefits to Contractholders
Recognition of Universal Life-Type Contracts Revenue and Benefits to Contractholders

Universal life-type contracts are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the contractholder, premiums paid by the contractholder or interest accrued to contractholder balances. Amounts received as payments for such contracts are not reported as premium revenues.

Revenues for universal-type contracts consist of investment income, charges assessed against contract account values for deferred contract loading, the cost of insurance and contract administration. Contract benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related contract account balances.

Recognition of Investment Contract Revenue and Benefits to Contractholders

Contracts that do not subject the Company to risks arising from contractholder mortality or morbidity are referred to as investment contracts. Certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are not reported as premium revenues.

Revenues for investment products consist of investment income and contract administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.


3.  Income Taxes

The Company's tax provision and related balance sheet accounts are determined in accordance with a tax sharing agreement with its Parent, which allocates federal income taxes to the Company as if it filed a separate tax return. Federal income taxes are charged or credited to operations based on amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

The 1997 and 1996 provisions for income taxes reflected on the Statement of Income consisted entirely of deferred federal and state income tax expense. Net deferred income tax liabilities are included on the balance sheet in "Other Liabilities" and consist of the following:

                                                    1997        1996

Deferred policy acquisition costs                 $(49.4)     $(43.6)
Reserves for future benefits                        25.4        26.9
Net operating loss carryforwards                     9.1         9.4
Other                                               (4.7)       (3.7)
                                                  ------      ------
Net deferred income tax liability                 $(19.6)     $(11.0)


During 1997, the Company utilized $3 million of its net operating loss carryforward and $3 million of its alternative minimum tax net operating loss carryforward. The Company has net operating loss carryforwards for tax purposes of approximately $26 million at December 31, 1997, which expire between 2005 and 2009. For alternative minimum tax calculation purposes, the Company has net operating loss carryforwards of $27 million at December 31, 1997, which expire between 2005 and 2009.

The Company's effective tax rate of 26% differs from the statutory rate due to dividends received deductions.


4.  Investments

Fixed Income Securities
Investments in fixed income securities are primarily intended to back long-term liabilities; therefore, care should be exercised in drawing any conclusions from market value information.

Investments in fixed income securities at December 31, 1997 and 1996 follow:

                              Available for Sale (Carried at Fair Value)
                                           December 31, 1997
                               -----------------------------------------
                               Amortized  Unrealized  Unrealized  Fair
                                  Cost      Gains       Losses    Value
Fixed income securities:
  U.S. government               $113,407    $3,990      $ 70    $117,327
  Mortgage-backed securities      32,398       487                32,885
  All other corporate bonds       78,523     1,412        84      79,851
                                --------    ------      ----    --------
Total available for sale        $224,328    $5,889      $154    $230,063
                                ========    ======     ======   ========


                               Available for Sale (Carried at Fair Value)
                                           December 31, 1998
                               -----------------------------------------
                               Amortized  Unrealized  Unrealized  Fair
                                  Cost      Gains       Losses    Value
Fixed income securities:
  U.S. government                $96,080    $2,128     $  715    $97,493
  Mortgage-backed securities      29,718       --         292     29,426
  All other corporate bonds       43,909        53        381     43,581
                                --------    ------      ----    --------
Total available for sale        $169,707    $2,181     $1,388   $170,500
                                ========    ======     ======   ========

Contractual Maturity of Fixed Income Securities
The amortized cost and fair value of fixed income securities available for sale as of December 31, 1997 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called or prepaid.

                                               Amortized          Fair
Years to Maturity                                 Cost            Value

One year or less                                $ 12,007        $ 12,086
After one year through five years                 57,881          59,556
After five years through ten years                86,817          89,245
After ten years                                   35,225          36,291
Mortgage-backed securities                        32,398          32,885
                                                --------        --------
  Total available for sale                      $224,328        $230,063
                                                ========        ========


5.  Investment Income and Realized Gains and Losses

Investment income summarized by type of investment was as follows:

                                                    Year Ended December 31,
                                                 ---------------------------
                                                   1997      1996      1995

Fixed income securities                          $13,472   $ 9,061	   $ 8,582
Contract loans                                       367       267       165
Cash and cash equivalents                            952     2,093     1,940
                                                 -------   -------   -------
  Gross investment income                         14,791    11,421    10,687

Investment expenses                                   20        19        21
                                                 -------   -------   -------
Net investment income                            $14,771   $11,402   $10,666
                                                 =======   =======   =======


Gross realized investment gains and losses on sales of all types of investments are as follows:

                                                    Year Ended December 31,
                                                    ------------------------
                                                    1997     1996       1995
Fixed income securities:
  Realized gains                                    $426    $2,913       $57
  Realized losses                                     53       160         2

Other investments:
  Realized gains                                       1         1         -
  Realized losses                                                3         6
                                                    ----    ------       ---
Total net realized investment gains                 $374    $2,751       $49
                                                    ====    ======       ===

6.  Statutory Deposit

Bonds with a carrying value of $2.5 million and $2.2 million and a market value of $2.7 million and $2.3 million at December 31, 1997 and 1996, respectively, are on deposit with various state insurance departments as required by law.


7.  Separate Account Business

Separate account assets include segregated funds invested by the Company for the benefit of variable life insurance and variable annuity contract owners. A portion of the contract owner's premium payments are invested by the Company into the LBVIP Variable Insurance Account, the LBVIP Variable Insurance Account II, or the LBVIP Variable Annuity Account I (the Variable Accounts). The Company records these payments as assets in the separate accounts. Separate account liabilities represent reserves held related to the separate account business.

The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940. Each Variable Account has six subaccounts, each of which invests only in a corresponding portfolio of the LB Series Fund, Inc. (the Fund). The Fund is a diversified, open-end management investment company. The shares of the Fund are carried in the Variable Accounts' financial statements at the net asset value.

Effective January 22, 1991, a fixed account was added as an investment option for variable annuity contract owners. Net premiums allocated to the fixed account are invested in the assets of the Company.

The assets and liabilities of the Variable Accounts are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Variable Accounts will not be applied to the liabilities arising out of any other business conducted by the Company.

The Company assumes the mortality and expense risk associated with these contracts for which it is compensated by the separate accounts. The daily charges to the separate accounts are based on the average daily net assets at the following annual rates:

                                             1997        1996        1995
                                  Rate      Charges     Charges     Charges

Variable Insurance Account         .06%     $   911     $   696     $   516
Variable Insurance Account II     2.3%           55          52          48
Variable Annuity Account I        1.1%       34,251      27,568      21,891
                                            -------     -------     -------
                                            $35,217     $28,316     $22,455
                                            =======     =======     =======


Income from these charges is included in the Statement of Income.

In addition, the Company deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges and annual administrative charges as follows:

                                                 1997       1996      1995

Variable Insurance Account                      $ 9,030    $8,206    $7,307
Variable Insurance Account II                         -         -         -
Variable Annuity Account I                        1,807     1,569     1,861
                                                -------    ------    ------
                                                $10,837    $9,775    $9,168
                                                =======    ======    ======


8.  Related Party Transactions

Lutheran Brotherhood provides administrative services to and collects premiums for the Company. The net payable at December 31, 1997 represents the unpaid balance of these administrative services net of the premiums collected but not transferred to the Company.

Lutheran Brotherhood allocated approximately $18.2 million, $12.8 million and $13.6 million of operating expenses to the Company in 1997, 1996 and 1995, respectively, which includes the costs for corporate officers, human resources, and other administrative and operating functions. Lutheran Brotherhood has agreed to provide the Company with capital requirements, if necessary.

Payables to affiliates includes the following:

                                                       1997          1996
Lutheran Brotherhood:
  Operating expenses payable                         $ 1,620        $ 1,523
  Premium income                                      (1,159)        (1,264)

Lutheran Brotherhood Securities Corp.:
  Operating expenses payable                              10             11
                                                     -------        -------
                                                     $   471        $   270
                                                     =======        =======


Lutheran Brotherhood Securities Corp. (LBSC) is an affiliate of the Company. The payable represents operating expenses of the Company paid by LBSC that have not been reimbursed as of December 31, 1997 and 1996.

LBSC allocated $.4 million, $0.3 million and $0.4 million of operating expenses to the Company in 1997, 1996 and 1995, respectively, which includes the costs for various administrative and operating functions. In addition, LBSC, as principal underwriter of the Company's variable products, received commission income from the Company of approximately $17 million, $16.9 million and $11.5 million in 1997, 1996 and 1995, respectively.


9.  Disclosures About Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

The following methods and assumptions were used in estimating its fair value disclosures for financial instruments.

FIXED INCOME SECURITIES: Fair values for fixed income securities are based on quoted market prices, where available. For fixed maturities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

LOANS ON INSURANCE CONTRACTS: The carrying amount reported in the balance sheet approximates fair value since loans on insurance contracts reduce the amount payable at death or at surrender of the contract.

CASH AND CASH EQUIVALENTS: The carrying amounts for these assets approximate the assets' fair values.

OTHER FINANCIAL INSTRUMENTS REPORTED AS ASSETS: The carrying amounts for these financial instruments (primarily premiums and other accounts receivable and accrued investment income), approximate those assets' fair values.

INVESTMENT CONTRACT LIABILITIES: The fair value for deferred annuities was estimated to be the amount payable on demand at the reporting date as those investment contracts have no defined maturity and are similar to a deposit liability. The amount payable at the reporting date was calculated as the account balance less applicable surrender charges.

The fair values for supplementary contracts without life contingencies and immediate annuities were estimated using discounted cash flow analyses using similar maturities or by using cash surrender value.
The carrying amounts and estimated fair values of the Company's financial instruments are as follows:

                                      1997                     1996
                             ---------------------- -----------------------
                              Carrying      Fair      Carrying       Fair
                               Amount       Value      Amount        Value
Financial instruments
   recorded as assets:
  Fixed income securities    $  230,063  $  230,063  $  170,500  $  170,500
  Contract loans                  5,617       5,617       4,322       4,322
  Cash and cash equivalents       6,747       6,747      18,535      18,535
  Other financial instruments
  recorded as assets              7,977       7,977       6,882       6,882
Financial instruments recorded
  as liabilities:
   Investment contracts:
   Deferred annuities         3,510,194   3,442,622   2,876,818   2,804,151
   Supplementary contracts
   and immediate annuities       41,068      41,068      22,258      22,258


10.  Statutory Financial Information

Accounting practices used to prepare statutory financial statements for regulatory filing of fraternal life insurance companies differ from GAAP. The following reconciles the Company's statutory net change in surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Minnesota with net income and stockholder's equity on a GAAP basis (in thousands).

                                                             Year Ended
                                                            December 31,
                                                         ------------------
                                                          1997        1996

Net change in statutory accumulated deficit              $ 8,642   $ 13,316
Change in asset valuation reserves                           118        176
                                                         -------   --------
  Net change in statutory accumulated deficit and
  asset valuation reserves                                 8,760     13,492

Adjustments:
  Future contract benefits and contractholders'
   account balances                                        1,739     (4,232)
  Deferred policy acquisition costs                       17,799     15,756
  Investment losses                                         (132)     2,465
  Other, net                                              (7,933)   (13,153)
                                                          ------    -------
Net income                                               $20,233    $14,328
                                                         =======    =======


                                                           Year Ended
                                                           December 31,
                                                        -------------------
                                                          1997       1996

Statutory stockholder's equity                          $ 80,583   $ 76,941
Asset valuation reserves                                     417        299
                                                        --------   --------
   Statutory stockholder's equity and asset
     valuation reserves                                   81,000     77,240

Adjustments:
  Future contract benefits and contractholders'
     account balances                                    (64,060)   (65,798)
  Deferred policy acquisition costs                      160,696    144,843
  Interest maintenance reserves                            2,583      2,714
  Valuation of investments                                 5,735        792
  Unearned revenue liability                              (4,825)    (3,801)
  Tax adjustment                                         (19,580)   (11,351)
  Other, net                                                 395       (137)
                                                        --------   --------
Stockholder's equity                                    $161,944   $144,502
                                                        ========   ========

                                APPENDIX B
                        STATE PREMIUM TAX CHART

Premium taxes vary according to the state and are subject to change. In many jurisdictions there is no tax at all. For current information, a tax adviser should be consulted.

The current premium tax rates are a guide only and should not be relied on to determine actual premium taxes on any premium payment or Contract because the taxes are subject to change from time to time by legislative and other governmental action. In addition, other governmental units within a state may levy such taxes. The timing of tax levies also varies from one taxing authority to another. Consequently, in many cases the purchaser of a Contract will not be able to accurately determine the premium tax applicable to the Contract by reference to the state tax rates described below.


                                           RATE OF TAX
                                          ----------------
                                   QUALIFIED            NON-QUALIFIED
STATE                                PLANS                  PLANS
                                    ------                 --------
California                            .50%                  2.35%*
District of Columbia                 2.25%                  2.25%*
Florida                                --                   1.00%
Kansas                                 --                   2.00%*
Kentucky                             2.00%*                 2.00%*
Maine                                  --                   2.00%
Nevada                                 --                   3.50%*
South Dakota                           --                   1.25%
West Virginia                        1.00%                  1.00%
Wyoming                                --                   1.00%

* Taxes become due when annuity benefits commence, rather than when the premiums are collected. At the time of annuitization, the premium tax payable will be charged against the Accumulated Value.


[This page intentionally left blank]

                         PART C.  OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

    (a)   Financial Statements:

          Part A:  None.

          Part B: Financial Statements of Lutheran Brotherhood Variable Insurance Products Company. (1)

                   Financial Statements of LBVIP Variable Annuity Account I.
                   (1)

    (b)   Exhibits:

          1. Resolution of the Board of Directors of Lutheran Brotherhood Variable Insurance Products Company ("Depositor") authorizing the establishment of LBVIP Variable Annuity Account I ("Registrant"). (1)

          2.  Not Applicable.

          3.(a) Form of Distribution Agreement between Depositor and Lutheran Brotherhood Securities Corp ("LBSC"). (1)

            (b) Forms of General Agent's Agreement and Selected Registered Representative Agreement between LBSC and agents with respect to the sale of Contracts. (1)

          4.  Form of Contract.  (1)

          5.  Contract Application Form.  (1)

          6.(a) Articles of Incorporation of Depositor (incorporated by reference to Exhibit A(6)(a) to Registrant's Registration Statement No. 33-3243). (1)

            (b) Bylaws of Depositor (incorporated by reference to Exhibit A(6)(b) to Registrant's Registration Statement No. 33-
                 3243).  (1)

          7.  Not Applicable.

          8.  Form of Management Service Agreement among Lutheran
              Brotherhood, LBSC and Depositor.  (1)

          9. Opinion of Counsel as to the legality of the securities being registered (including written consent). (1)

          10. Not Applicable.

          11. Not Applicable.

          12. Not Applicable.

          13. Computations of Performance Data.  (1)

          14. Consent of Independent Accountant.  (1)

          15. Powers of Attorney.  (1)

          16. Consent of Counsel.  (1)

________________________________

(1)  Filed herewith.


Item 25.  Directors and Officers of the Depositor

     NAME                      POSITIONS AND OFFICES WITH DEPOSITOR

Directors
     Robert P. Gandrud         President and Chief Executive Officer of
                                Lutheran Brotherhood
     Bruce J. Nicholson        Executive Vice President and Chief Financial
                                Officer of Lutheran Brotherhood
     Rolf F. Bjelland          Executive Vice President of Lutheran
                                Brotherhood
     David W. Angstadt         Executive Vice President and Chief Marketing
                                Officer of Lutheran Brotherhood
     David J. Larson           Senior Vice President, Secretary and General
                                Counsel of Lutheran Brotherhood
     Jennifer H. Martin        Senior Vice President of Lutheran Brotherhood
     Jerald E. Sourdiff        Senior Vice President and Chief Financial
                                Officer of Lutheran Brotherhood

EXECUTIVE OFFICERS             POSITIONS WITH THE DEPOSITOR
     Robert P. Gandrud         President, Chairman and Chief Executive
                                Officer
     Bruce J. Nicholson        Chief Operating Officer
     Jerald E. Sourdiff        Vice President and Chief Financial Officer
     David K. Stewart          Treasurer
     David W. Angstadt         Vice President and Chief Marketing Officer
     Rolf F. Bjelland          Vice President and Chief Investment Officer
     David J. Larson           Vice President and Secretary
     David J. Christianson     Vice President--Insurance Services (Vice
                                President of Lutheran Brotherhood)
     Otis F. Hilbert           Vice President and Assistant Secretary (Vice
                                President and Associate General Counsel of
                                Lutheran Brotherhood)
     Randall L. Boushek        Vice President
     James R. Olson            Vice President (Vice President of Lutheran
                                Brotherhood)
     Susan Oberman Smith       Vice President
     Richard B. Ruckdashel     Vice President
     James M. Walline          Vice President--Investments (Vice President
                                of Lutheran Brotherhood)

The principal business address of each of the foregoing directors and officers is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.


Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of Depositor in 1987 pursuant to the laws of the State of Minnesota.

Depositor is an indirect subsidiary of Lutheran Brotherhood, a fraternal benefit society founded under the laws of the State of Minnesota. Lutheran Brotherhood's other direct and indirect subsidiaries are (a) Lutheran Brotherhood Financial Corporation, a Minnesota corporation which is a holding company that has no independent operations, (b) LBSC, a Pennsylvania corporation which is a registered broker-dealer, (c) Lutheran Brotherhood Research Corp., a Minnesota corporation which is a licensed investment adviser, and (d) Lutheran Brotherhood Real Estate Products Company, a Minnesota corporation.


Item 27.  Number of Contract Owners

There were 90,774 Contract Owners at April 14, 1998.


Item 28.  Indemnification

Reference is hereby made to Section 4.01 of Depositor's Bylaws, filed as an Exhibit to this Registration Statement, and to Section 5 of LBSC's By-Laws, which mandate indemnification by Depositor and LBSC of directors, officers and certain others under certain conditions. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Depositor or LBSC, pursuant to the foregoing provisions or otherwise, Depositor and LBSC have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor or LBSC of expenses incurred or paid by a director or officer or controlling person of Depositor or LBSC in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Depositor or LBSC in connection with the securities being registered, Depositor or LBSC will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

An insurance company blanket bond is maintained providing $10,000,000 coverage for officers and employees of Lutheran Brotherhood, Depositor and LBSC, and $750,000 coverage for their general agents and Depositor's Representatives, both subject to a $100,000 deductible.


Item 29.  Principal Underwriters

(a) LBSC, the principal underwriter of the Contracts, is also named as distributor of the stock of The Lutheran Brotherhood Family of Funds, a diversified open-end investment company organized as a Delaware business trust, consisting of the following series: Lutheran Brotherhood Money Market Fund, Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood High Yield Fund, and Lutheran Brotherhood Municipal Bond Fund. LBSC also acts or will act as the principal underwriter of the following variable contracts: flexible premium variable life insurance contracts issued by Lutheran Brotherhood through LB Variable Insurance Account I, a separate account of Lutheran Brotherhood registered as a unit investment trust under the Investment Company Act of 1940; flexible premium deferred variable annuity contracts issued by Lutheran Brotherhood through LB Variable Annuity Account I, a separate account of Depositor registered as a unit investment trust under the Investment Company Act of 1940; flexible premium variable life insurance contracts issued by Depositor through LBVIP Variable Insurance Account, a separate account of Depositor registered as a unit investment trust under the Investment Company Act of 1940; and of single premium variable life insurance contracts issued by Depositor through LBVIP Variable Insurance Account II, a separate account of Depositor registered as a unit investment trust under the Investment Company Act of 1940.

(b)  The directors and officers of LBSC are as follows:

     Robert P. Gandrud              Chairman and Director
     Rolf F. Bjelland               Director
     Bruce J. Nicholson             Director
     David W. Angstadt              President and Director
     David J. Larson                Director
     Jennier H. Martin              Director
     Jerald E. Sourdiff             Chief Financial Officer and Director
     David K. Stewart               Treasurer
     Otis F. Hilbert                Vice President and Secretary
     Larry A. Borlaug               Vice President
     Colleen Both                   Vice President
     J. Keith Both                  Vice President
     Craig R. Darrington            Vice President
     Mitchell F. Felchle            Vice President
     Wayne A. Hellbusch             Vice President
     Douglas B. Miller              Vice President
     C. Theodore Molen              Vice President
     James R. Olson                 Vice President
     William H. Reichwald           Vice President
     Richard B. Ruckdashel          Vice President
     Vicki R. Brandt                Assistant Vice President
     Stephen R. Grinna              Assistant Vice President
     Douglas J. Halvorson           Assistant Vice President
     Katie S. Kloster               Assistant Vice President
     Frederick P. Johnson           Assistant Vice President
     Brenda J. Pederson             Assistant Vice President
     Marie A. Sorensen              Assistant Vice President
     John C. Bjork                  Assistant Secretary
     James M. Odland                Assistant Secretary

The principal business address of each of the foregoing officers is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

(c)  Not Applicable.


Item 30.  Location of Accounts and Records

The accounts and records of Registrant are located, in whole or in part, at the office of Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.


Item 31.  Management Services

Not Applicable.


Item 32.  Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued by the Office of Insurance Product and Legal Compliance of the SEC and the requirements for such reliance have been complied with by Registrant.

Lutheran Brotherhood Variable Insurance Products Company hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 33-15974, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Lutheran Brotherhood Variable Insurance Products Company.

                                SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of April, 1998.

                                          LBVIP VARIABLE ANNUITY ACCOUNT I
                                                    (Registrant)

                                          By  LUTHERAN BROTHERHOOD VARIABLE
                                              INSURANCE PRODUCTS COMPANY
                                                    (Depositor)

                                          By  /s/ Robert P. Gandrud
                                              ----------------------------
                                              Robert P. Gandrud, President

Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of April, 1998.

                                          LUTHERAN BROTHERHOOD VARIABLE
                                          INSURANCE PRODUCTS COMPANY
                                                  (Depositor)

                                          By  /s/ Robert P. Gandrud
                                              ----------------------------
                                              Robert P. Gandrud, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on the 28th day of April, 1998 by the following directors and officers of Depositor in the capacities indicated:


     /s/ Robert P. Gandrud          President, Chairman (Chief Executive
     -----------------------          Officer)
     Robert P. Gandrud


     /s/ Jerald E. Sourdiff         Chief Financial Officer (Principal
     -----------------------          Financial Officer)
     Jerald E. Sourdiff


     /s/ David K. Stewart           Treasurer (Principal Accounting
     -----------------------          Officer)
     David K. Stewart

     Robert P. Gandrud
     Bruce J. Nicholson         A Majority of the
     Rolf F. Bjelland           Board of Directors
     David W. Angstadt
     David J. Larson
     Jerald E. Sourdiff
     Jennifer H. Martin

Otis F. Hilbert, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Lutheran Brotherhood Variable Insurance Products Company pursuant to powers of attorney duly executed by such persons.

                                            /s/ Otis F. Hilbert
                                           ------------------------------
                                           Otis F. Hilbert, Attorney-in-Fact

                          INDEX TO EXHIBITS
                    LBVIP VARIABLE ANNUITY ACCOUNT I


EXHIBIT NO.
-----------

     1         Resolution of the Board of Directors of Lutheran
               Brotherhood Variable Insurance Products Company
               ("Depositor") authorizing the establishment of LBVIP Variable Annuity Account I ("Registrant").

     3(a) Form of Distribution Agreement between Depositor and Lutheran Brotherhood Securities Corp ("LBSC").

     3(b)      Forms of General Agent's Agreement and Selected
               Registered Representative Agreement between LBSC and agents with respect to the sale of Contracts.

     4         Form of Contract.

     5         Contract Application Form.

     6(a) Articles of Incorporation of Depositor (incorporated by reference to Exhibit A(6)(a) to Registrant's
               Registration Statement No. 33-3243).

     6(b) Bylaws of Depositor (incorporated by reference to Exhibit A(6)(b) to Registrant's Registration Statement No. 33-3243).

     8 Form of Management Service Agreement among Lutheran Brotherhood, LBSC and Depositor.

     9 Opinion of Counsel as to the legality of the securities being registered (including written consent).

    13         Computations of Performance Data.

    14         Consent of Independent Accountant.

    15         Powers of Attorney.

    16         Consent of Counsel.


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